          AMENDMENT OF SOLICITATION / MODIFICATION OF CONTRACT             CONTRACT ID CODE         PAGE OF PAGES
                                                                                                      1       48

2. MODIFICATION NO.                3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO (If applicable)
               78                       SEE 16C

6. ISSUED BY                  CODE                          7. ADMINISTERED BY (If other than Item 6)    CODE

     GSA/FSS/FCI
     ADP ACQUISITION CENTER, ROOM 1017
     1941 JEFFERSON DAVIS HIGHWAY
     ARLINGTON, VA  22202

8. NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)          [X]  9A. AMENDMENT OF SOLICITATION NO.

     GOVERNMENT TECHNOLOGY SERVICES, INC.
     4100 LAFAYETTE CENTER DRIVE                                                          9B. DATED (SEE ITEM 11)
     CHANTILLY, VA  20151-1200
                                                                                          10A. MODIFICATION OF CONTRACT/ORDER
                                                                                               NO.
                                                                                      X             GS-35F-4120D
                                                                                          10B. DATED (SEE ITEM 13)
     CODE                               FACILITY CODE                                               4/1/96

                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

                                 13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT ORDER NO. AS DESCRIBED IN ITEM 14.
[X]
     A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
          ORDER NO. IN ITEM 10A.

 X   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:

     D.   OTHER (Specify type of modification and authority)

E. IMPORTANT:  Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

          The above referenced contract under FSC Group 70, Part I, Section B/C Multiple Award Schedule is hereby modified as follows:

          The modification merges the FSC Group 70, Part I, Sections, A, D, E and the FSC Group 58, VI and VII solicitations in the FSC Group 70, Part I, Section B/C Multiple Award Schedule.  The title of the merged solicitation is changed to:

               Federal Supply Service Information Technology Schedule (FSS ITS)

          All other Terms and Conditions remain the same, except as indicated below:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)                    16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

          Joel A. Lipkin                                                   Michael D. Butterfield
          Vice President, Business Development

15B. CONTRACTOR/OFFEROR                      15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                16C. DATE SIGNED

     /s/ Joel A. Lipkin                           25 July 97     BY   /s/ Michael D. Butterfield                     11/26/97
     (Signature of person authorized to sign)                         (Signature of Contracting Officer)

NSN 7540-01-152-8070                                          30-105                                STANDARD FORM 30 (REV. 10-83)

FEDERAL SUPPLY SERVICE
INFORMATION TECHNOLOGY SCHEDULE
AUTHORIZED ADP SCHEDULE PRICELIST

GENERAL PURPOSE COMMERCIAL INFORMATION TECHNOLOGY EQUIPMENT

          SPECIAL ITEM NUMBERS (SINS):

          132-3          Leasing
          132-8          Purchase of Hardware
          132-12         Maintenance and Repair
          132-33         Perpetual Software License
          132-34         Maintenance of Software
          132-50         Training
          132-51         Information Technology Professional Services
          132-52         Electronic Commerce Services

                                                       CATEGORY
FSC CLASSES                                                       CODE


7010 SYSTEM CONFIGURATION
     1.   End User Computer/Desktop          G
     2.   Professional Workstation           O
     3.   Server         P
     4.   Laptop/Portable/Notebook           N
     7.   Optical and Imaging Systems        K
     8.   Other Systems Configuration Equipment, Not Elsewhere Classified
     D
7025 INPUT/OUTPUT AND STORAGE DEVICES
     1.   Printers       A
     2.   Display        B
     3.   Graphics including Video Graphics, Light Pen, Digitizers,
            Scanners, Touch Screen      K
     4.   Network Equipment        J
     5.   Other Communication Equipment      W
     6.   Optical Recognition Input/Output Devices          K
     7.   Storage Devices including Magnetic Storage,
          Magnetic Tape and Optical Disk          C
     8.   Other Input/Output and Storage Devices, Not Elsewhere Classified
     C

(Continued on the following page)


GOVERNMENT TECHNOLOGY SERVICES, INC.
4100 LAFAYETTE CENTER DRIVE
 CHANTILLY, VIRGINIA 20151
SALES: 1-800-999-GTSI


CONTRACT #GS-35F-4120D
PERIOD COVERED BY THE CONTRACT: APRIL 1, 1996 THROUGH MARCH 31, 1999 MODIFICATIONS THROUGH #78 INCORPORATED HEREIN

GENERAL SERVICES ADMINISTRATION
FEDERAL SUPPLY SERVICE



Products and ordering information in this Authorized ADP Schedule Price List is also available on the GSA Advantage! System.
Agencies can browse GSA Advantage! by accessing GSA's Home Page via Internet at www.gsa.gov

                                                       CATEGORY
FSC CLASSES                                                      CODE


7035 ADP SUPPORT EQUIPMENT
     1.   ADP Support Equipment         E
7042 MINI AND MICRO COMPUTER CONTROL DEVICES
     1.   Microcomputer Controlled Devices        E
     2.   Video Teleconferencing Equipment        E
7050 ADP COMPONENTS
     1.   ADP Boards          F
5995 CABLE, CORD, AND WIRE ASSEMBLIES: COMMUNICATIONS EQUIPMENT
     1.   Communication Equipment Cable      I
6015 FIBER OPTIC CABLES
     1.   Fiber Optic Cable        I
6145 WIRE AND CABLE, ELECTRICAL
     1.   Coaxial Cable       I
5810 COMMUNICATIONS SECURITY EQUIPMENT AND COMPONENTS
     1.   Communications Security Equipment and Components       X1
5815 TELETYPE AND FACSIMILE EQUIPMENT
     1.   Facsimile Equipment      X2
D399 OTHER ADP AND TELECOMMUNICATIONS SERVICES
     1.   Installation, De-Installation, and Re-Installation of Above
Equipment      Z
7030 INFORMATION TECHNOLOGY SOFTWARE         H
     1.   Operating System Software          H
     2.   Application Software          H
     3.   EDI Translation and Mapping Software         H
     4.   Enabled E-Mail Message Based Products        H
     5.   Internet Software        H
     6.   Database Management Programs       H
     7.   Other Software, Not Elsewhere Classified          H
D301 Resources and Facilities Management          S
D302 Database Planning and Design
D306 Systems Analysis and Design        S
D307 Network Services              S
D308-1    Programming              S
D308-2    Millennium Conversion Services (Y2K)         S
D311 Conversion and Implementation Support        S
D316 Network Services' Project Management         S
D317 Data/Records Management       S
D317 Subscription/Publications includes CD-ROM and Magnetic Media          S
     for Technology Assessment and Acquisition Subscription-CD-ROM Publications and Other Electronic Media
D304-1    Value Added Network Services (VANs)          S
D304-2    E-mail Services               S
D304-3    Internet Access Services      S
D399-1    Other Data Transmission Services, Not Elsewhere Classified -
Except         S
     "Voice" and Pager Services


TABLE OF CONTENTS


                                                                 PAGE

Information for Ordering Offices        1

General Terms and Conditions Applicable to All Special Item Numbers
     7

Terms and Conditions Applicable to Lease of Commercial Information Technology

     Equipment (132-3)                  9

Terms and Conditions Applicable to Purchase of General Purpose Commercial
     Information Technology Equipment (132-8)               14

Terms and Conditions Applicable to Maintenance of Government-Owned General
Purpose
     Information Technology Equipment After Expiration of Warranty Provision
(132-12)       19

Terms and Conditions Applicable to Perpetual Software License (132-33) and Maintenance
     of General Purpose Commercial Information Technology Software
(132-34)            22

Terms and Conditions Applicable to Purchase of Training Related to General Purposes
     Information Technology Equipment (132-50)              24

Terms and Conditions Applicable to ADP Services for General Purpose
Commercial
     Automatic Data Processing Equipment (132-51)           26

APPENDICES:

A - GTSI Branch Offices                 27
B - Orders By Federal Government Cost Reimbursement Prime Contractors &
Management
     Operating Contractors                   28
C - Logistics Support Privileges             29
D - GTSI Installation and Integration Rates            30
E - National Service Locations                    31
F - GTSI Service Centers                32
G - Maintenance Agreement                    33
H - Professional Services Program            34
I - Enhanced Warranty Service Program             43

IT SCHEDULE PRICE LIST







INFORMATION FOR ORDERING OFFICES

1.   Geographic Scope of Contract

The geographic scope of this contract is the 48 contiguous states, the District of Columbia, Alaska, Hawaii, U.S.
territories and commonwealths, and overseas U.S. Government installations [including international organizations of which the U.S. is a member (i.e., NATO, the U.N., etc.)]. Certain services under this contract (i.e., leased lines for Internet access) may not be available outside the 48 contiguous states. Call GTSI for up-to-date information.

2.   GTSI's Ordering Address and Payment Address

     Ordering Address

     Government Technology Services, Inc.
     4100 Lafayette Center Drive
     P.O. Box 10808
     Chantilly, Virginia 20151

     Toll Free #:   1-800-999-GTSI
     Local:         (703) 502-2000
     FAX:      (703) 222-5200
     Internet:      http://www.GTSI.com

     Payment Address

PAYMENT BY BANK WIRE REQUESTED. Bank account information for wire transfer payment is as follows:

          CoreStates Bank, N.A.
          Philadelphia, PA
          ABA: 031000011
          Account: 14126-35103
          For Credit to GTSI

     Payment by check, submit to:

     Send payment to:              CoreStates Bank, N.A.
                         GTSI
                         P.O. Box 8500-8195
                         Philadelphia, PA 19178-8195

     Credit Cards

     Government Commercial Credit Cards are acceptable for payment.

     Technical or Ordering Assistance

For technical and/or ordering assistance, ordering agencies should call GTSI at the telephone numbers listed on the cover or in Appendix A of this Schedule Pricelist.

3.   Service Locations

See Appendices E, F and I.

4. Statistical Data for Government Ordering Office Completion of Standard Form 279:

          Block 9        G.  Order/Modification under Federal Schedule
          Block 16  GTSI Establishment Code (DUNS):  10793-9357
          Block 30  Type of Contractor:   B.  Other SMALL Business
          Block 31  Woman-Owned Small Business:  No
          Block 36  GTSI's Tax Identification No.:  54-1248422


          CAGE Code:  GTSI's Commercial and Government Entity Code is 8Y261.

          GTSI Establishment Code:  10-894-945E

5.   F.O.B. Point

For both Hardware and Software, the F.O.B. point is destination (expedited delivery is FOB Origin - see paragraph 6) for all locations within the 48 contiguous states and the District of Columbia. GTSI, at various times during the contract period, may conduct promotions for F.O.B. destination to Alaska and/or Hawaii. Please contact your GTSI sales representative for current status of F.O.B. point promotions.

For overseas locations and Alaska, Hawaii and the U.S. territories and commonwealths, the F.O.B. point is destination to the port of embarkation within the continental U.S. or F.O.B. origin if GTSI is required to effect shipment direct to locations outside the continental United States (CONUS).

All CONUS shipments shall be made F.O.B. destination. Delivery for all APO/FPO locations shall be made F.O.B.
destination to the APO/FPO shipping point or a designated CONUS U.S. Government forwarder.

Note: When ordering for overseas delivery, be sure to include the following information to speed the delivery process:

     1)   Name of individual to contact for order questions/clarifications,
     2)   Customer commercial phone number, with country and city code,
     3)   Customer facsimile number,
     4)   Voltage requirements (110V or 220V),
     5) Identify host system (manufacturer and model) when ordering software or peripherals.

6.   Shipment and Delivery

     Shipment

     Same day shipping on GTSI's top 1,200 in-stock products for orders
placed by 2:00 p.m.      EST.

     Delivery

Next day and second day delivery available for in-stock products. Terms are FOB Origin.

Standard delivery will normally be 15 to 90 days after receipt of order or as otherwise agreed between GTSI and the Government. Terms are FOB Destination.

7.   Discounts

a.) Prices listed are net after discount.

b.) Payment terms - Net 30 days from date of invoice or date of acceptance, whichever is later. See paragraph 18 for definition of acceptance.

FAR Clause 52.232.25 PROMPT PAYMENT is incorporated into this contract by reference and has the same force and effect as if it was given in full text.

c.) Government Educational Institutions are offered the same discounts as all other Government customers.

8.   Foreign Produced Items

All items listed herein are domestic end products, from designated countries under the Trade Agreements Act or are Canadian, Mexican or U.S. made end products. For point of production, see pricing pages.

9.   Availability of Export Packing

     Export packing is available at extra cost outside the scope of this contract.

10.  Small Requirements

The minimum dollar value of an order to be issued under this contract is $100 except for Special Item 132-3 (Leasing), the minimum dollar value of an order is $500,000.

11.  Maximum Order - (These are NOT order limitations - see paragraph 11b)

     o    Leasing (132-3), Purchase of Equipment (132-8),
          Perpetual Software License (132-33), Information
          Technology Professional Services (132-51) and
          Electronic Commerce Service (132-52)              -    $500,000

     o    Perpetual Software License (132-33)
          Shrink-wrapped product                       -    $ 50,000

     o    Classroom Training (SIN 132-50)                   -    $ 25,000

Note: Maximum Order does not apply to SIN 132-12 Maintenance of Equipment or 132-34 Maintenance of Software.

11b. Orders that Exceed the Maximum Order (I-FSS-125)(AUG 1995)

(a) In accordance with FAR 8.404 there may be circumstances where an ordering activity finds it advantageous to request a price reduction such as where a quantity of an individual order clearly indicates the potential for obtaining a reduced price. To assist customer agencies to determine when they should seek a price decrease, a level called a maximum order has been established under the contract. When an agency order exceeds this amount it is recommended that the ordering activity request a reduced price.

(b) GTSI may:

(1) offer a new lower price for this specific requirement (the Price Reduction clause is not applicable to orders placed over the Maximum Order in FAR 52.216-19)

(2) offer the lowest price available under the contract; or

(3) decline the order, orders must be returned in accordance with FAR
52.216-19

(c) A delivery order for quantities that exceed the maximum order may be placed with GTSI in accordance with FAR
8.404.  The order will be placed under this contract.

(d) Sales for orders that exceed the Maximum Order shall be reported in accordance with GSAR 552.238-72.

12.  Federal ADP/Telecommunication Standards Requirements

Federal departments and agencies acquiring products from this Schedule must comply with the provisions of the Federal
Standards Program, as appropriate (reference: NIST Federal Standards Index). Inquiries to determine whether or not specific products listed herein comply with Federal Information Processing Standards (FIPS) or Federal
Telecommunications Standards (FED-STD) which are cited by ordering offices shall be responded to promptly by GTSI.

12.1.     Federal Information Processing Standards Publications (FIPS PUBS)

Information Technology products under this Schedule that do not conform to Federal Information Processing Standards
(FIPS) should not be acquired unless a waiver has been granted in accordance with the applicable "FIPS Publication".
Federal Information Processing Standards Publications (FIPS PUBS) are issued by the National Bureau of Standards, Department of Commerce, pursuant to Section 111 of the Federal Property and Administrative Services Act 1949, amended, 79 Stat. 1127 (40 U.S.C. 759). Information concerning their availability and applicability should be obtained from the National Technical Information Service (NTIS), 5285 Port Royal Road, Springfield, Virginia, 22161. FIPS
PUBS include voluntary standards when these are adopted for Federal use. Individual orders for FIPS PUBS should be referred to the NTIS Sales Office and orders for subscription service should be referred to the NTIS Subscription Officer both at the above address, telephone number (703) 487-4650.

12.2 Federal Telecommunication Standards (FED-STD)

Telecommunication products under this Schedule that do not conform to Federal Telecommunication Standards (FED-
STD) should not be acquired unless a waiver has been granted in accordance with the applicable "FED-STD". Federal
Telecommunication Standards are issued by the U.S. Department of Commerce, National Institute of Standards and
Technology (NIST), pursuant to the National Security Act. Ordering information and information concerning the availability of FED-STDs should be obtained from the GSA, Federal Supply Service, Specification Section, 470 East
L'Enfant Plaza, Suite 8100, SW, Washington, DC 20407, telephone number (202) 619-8925. Please include a self-addressed mailing label when requesting information by mail. Information concerning their applicability can be obtained by writing or calling the U.S. of Commerce, National Institute of Standards and Technology, Gaithersburg,
MD 20899, telephone number (301) 975-2833.

13.  Security Requirements

In the event security requirements are necessary, the ordering activities may incorporate in their delivery order(s) a security clause in accordance with current laws, regulations and individual agency policy; however, the burden of administering the security requirements shall be with the ordering agency.
If any costs are incurred as a result of the inclusion of security requirements, such costs will be negotiated by the ordering agency with GTSI on an open market basis outside the scope of this contract.

14.  Telephone Protection Act (TCPA) of 1991

Telephone facsimile machines; identification of the sender of the message. It shall be unlawful for any person within the United States to use a computer or other electronic device to send any message via a telephone facsimile machine unless such message clearly contains, in a margin at the top or bottom of each transmitted page or on the first page of the transmission, the date and time it is sent and an identification of the business, other entity, or individual sending the message and the telephone number of the sending machine or of such business, other entity or individual. Telephone facsimile machines manufactured on and after December 20, 1992, must clearly mark such identifying information on each transmitted message.

15.  Telecommunications Equipment Requirements

End users/ordering activities are responsible for obtaining any required approval of the telecommunications company servicing their area before installing equipment ordered from this contract.

16.  Contract Administration for Ordering Offices

Any ordering office, with respect to any one or more purchase orders placed by it under this contract, may exercise the same rights of termination as might the GSA Contracting Officer under provisions of FAR 52.249-1, 52.249-2 and 52.249-8.

17.  GSA Advantage!

The GSA Advantage! is an on-line, interactive electronic information and ordering system that provides on-line access to vendors' schedule prices with ordering information. GSA Advantage! will allow the user to perform various searches across all contracts, including but not limited to:

          (1) Manufacturer;

          (2) Manufacturer's Part Number; and

          (3) Product category(ies)

Agencies can browse GSA Advantage! by accessing the Internet World Wide Web utilizing a browser (e.g.: Netscape).
The Internet address is http://www.gsa.gov.

18.  Use of FSS ITS Schedule Contracts [FAR 8.404]

(a) Ordering activities can place orders of $2,500 or less with any GSA Federal Supply Schedule contractor. GSA has already determined the prices of items under these contracts to be fair and reasonable.

(b) To reasonably ensure that a selection represents the best value and meets the agency's needs at the lowest overall cost, before placing an order of more than $2,500, an ordering activity should:

(1) Consider reasonably available information about products offered under Multiple Award Schedule contracts; this standard is met if the ordering activity does the following:

(i) Considers the products and prices contained in any GSA MAS automated information system
(e.g., GSA Advantage!); or
(ii) if automated information is not available reviews at least three (3) price lists.

(2) In selecting the best value item at the lowest overall cost (the price of the item plus administrative costs), the ordering activity may consider such factors as-

(i) Special features of one item not provided by comparable items which are required in effective program performance;

(ii) Trade-in considerations;

(iii) Probable life of the item selected as compared with that of a comparable item;

(iv) Warranty conditions; and

(v) Maintenance availability.

(3) Give preference to the items of small business concerns when two or more items at the same delivered price will meet an ordering activity's needs.

(c) MAS contractors will not be required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order. There may be circumstances where an ordering activity finds it advantageous to request a price reduction, such as where the ordering activity finds that a schedule product is available elsewhere at a lower price, or where the quantity of an individual order clearly indicates the potential for obtaining a reduced price.

(d) Ordering activities should document orders of $2,500 or less by identifying the contractor the item was purchased from, the item purchased, and the amount paid. For orders over $2,500, MAS ordering files should be documented in accordance with internal agency practices. Agencies are encouraged to keep documentation to a minimum.

19.  Partial Shipment/Partial Payment

GTSI will attempt to ship all orders complete; however, this is not always possible. Agencies are advised that partial shipments may occur and GTSI will invoice each partial shipment separately. The ordering agency must pay for each shipment as invoiced by GTSI.

If the agency does not wish to accept a partial shipment, the agency should specify that the order is to ship complete.
Specification of "No Partial Shipments" on a delivery order may result in delivery delays.

20.  Acceptance

Equipment must operate in accordance with manufacturer's published specifications. Acceptance of all equipment and licensed programs delivered under this Contract shall be deemed to have occurred the first scheduled workday following receipt of the equipment and licensed programs by the Government unless the equipment or licensed programs have been damaged during shipment or are found upon receipt, to be defective in materials and/or workmanship. The
Government is relieved of all risk of loss or damage prior to delivery of the equipment and licensed programs. The warranty period begins upon acceptance.


21.  Use of this Contract by Government Contractors

GTSI will honor orders under this Contract from authorized Federal Government cost reimbursement prime Contractors who furnish to GTSI written evidence that in using this Contract they are authorized by the Government to procure from such Contract. Such orders must include the statement set forth in Appendix
B.  Title to any machines purchased by
Federal Government cost reimbursement prime Contractors shall vest directly to the Government.

22.  Open Market Items on GTSI's GSA Schedule Delivery Orders

Agencies may include open market items on GTSI's GSA Schedule contract delivery orders. Open market procurement regulations should be followed for these items. The open market items on the GTSI GSA Schedule delivery order must be clearly identified as such. Open market items ordered on a GTSI GSA Schedule delivery order will not be governed by the terms and conditions of the GTSI GSA Schedule contract.

23.  Year 2000 Warranty - Commercial Supply Items

GTSI has identified products that the manufacturers warrant comply with the following Year 2000 Warranty in the pricing section:

Each hardware, software, and firmware product delivered under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g.
hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

GENERAL TERMS AND CONDITIONS
APPLICABLE TO ALL SPECIAL ITEM NUMBERS


The following Terms and Conditions are applicable to all Special Item
Numbers:

1.   Geographic Scope of Contract

The geographic scope of this contract is the 48 contiguous states, the District of Columbia, Alaska, Hawaii, the U.S.
territories and commonwealths and overseas U.S. Government installations [including international organizations of which the U.S. is a member (i.e., NATO, the U.N., etc.)]. Certain services under this contract (i.e., leased lines for Internet access) may not be available outside the 48 contiguous states. Call GTSI for up-to-date information. See also paragraph 1 in SIN 132-12.

2.   GTSI Commitments, Warranties and Representations

a. For purposes of this contract, commitments, warranties and representations include, in addition to those agreed for the entire schedule contract:

(1) Time of delivery/installation quotations for individual orders;

(2) Technical representations and/or warranties of products concerning performance, total systems' performance and/or configuration, physical, design and/or functional characteristics and capabilities of a product/equipment/ service/software package submitted in writing in response to requirements which result in orders under this schedule contract;

(3) Any representations and/or warranties concerning the products made in any literature, description, drawings and/or specifications furnished by GTSI.

b. The above is not intended to enlarge the scope of this schedule contract for individual orders. Prices, options, terms and conditions of any order are limited strictly to those specified in the schedule contract and pricelist and agreed to by GSA.

3.   Overseas Installations

The terms and conditions of this contract shall apply to all orders for delivery, maintenance and repair of equipment in areas listed in the pricelist outside the 48 contiguous states and the District of Columbia except for the following modifications:

a. In place of a delivery date for equipment, a shipping date shall be specified on the order.

b. Upon request of GTSI, the Government may provide logistics support, as available, in overseas areas in accordance with all applicable Government regulations, to GTSI's technical personnel whose services are exclusively required for the fulfillment of the terms and conditions of this contract (Purchase and Maintenance
Service). See Appendix C for further terms and conditions regarding Logistics Support.

c. For repair of equipment under warranty, refer to the guarantee terms of this pricelist.

4.   Partial Shipments/Partial Payments

GTSI will attempt to ship all orders complete; however, this is not always possible. Agencies are advised that partial shipments may occur and GTSI will invoice each partial shipment separately. The ordering agency must pay for each shipment as invoiced by GTSI.

If the agency does not wish to accept a partial shipment, the agency should specify that the order is to ship complete.
Specification of "No Partial Shipments" on a delivery order may result in delivery delays.

5.   Substitutions

GTSI may substitute, with the ordering agency's approval, product of equal or greater functionality for an equal price than what was ordered. The substitute product must comply with the Trade Agreements Act provisions.

6.   FAR and GSAR Clauses

This contract incorporates the following clauses by reference. These clauses have the same force and effect as if they were given in full text.

     Clause Number       Date           Title

     FAR 52.232.25       June 1997 Prompt Payment
     FAR 52.232.28       Apr 1989  Electronic Funds Transfer Payment Methods
     GSAR 552.232-70     Apr 1989  Payments by Electronic Funds Transfer
     GSAR 552.232.72     Apr 1989  Invoice Requirements
     FAR 52.213-1*       Aug 1988  Fast Payment Procedures

     *If applicable to the ordering agency

7.   Order Acceptance

GTSI may return an order written against this contract within 15 days after receipt if the order does not conform to the terms, conditions and pricing contained in this contract.


 TERMS AND CONDITIONS APPLICABLE TO LEASE OF COMMERCIAL
INFORMATION TECHNOLOGY EQUIPMENT (SPECIAL ITEM 132-3)


1. STATEMENT

 It is understood by all parties to this contract that this is a lease arrangement. In that regard, the Government, as Lessee, contemplates fulfilling that agreement. Each lease transaction hereunder shall be initiated by a Delivery Order which shall, either itself or through a Statement of Work or other attachment, specify the terms of the transaction.

2. TERM

 The date the Government accepts the equipment is the Commencement Date. The term will begin on the
Commencement Date and continue through the end of the Term unless the Government does not exercise its right to extend the Lease Agreement. For acceptance to occur the equipment must operate in accordance with manufacturers published specifications. The Government must give written notification of acceptance or rejection. If the Government does not provide written acceptance or rejection within ten days (the later of the date of receipt or installation), the Government shall be deemed to have accepted the equipment.

3. UPGRADES AND ADDITIONS

a. Lessee may affix or install any accessory, addition, upgrade, equipment or device on the Equipment ("Additions") provided that such Additions:

(i) can be removed without causing material damage to the Equipment,
(ii) do not reduce the value of the Equipment, and
(iii) are obtained from or approved by Lessor and are not subject to the interest of any third party other than Lessor.

b. Any other Additions may not be installed without Lessor`s prior written consent. At the end of the Term, Lessee shall remove any Additions which:

(i) were not leased by Lessor, and
(ii) are readily removable without causing material damage or impairment of the intended function, use, or value of the Equipment and restore Equipment to its original configuration.

c. Any Additions which are not so removable will become the Lessor's property (lien free).

d. Equipment Modifications:

(i) Modifications to Equipment may not be placed when (1) the modification has an aggregated purchase price of less than $25,000; or (2) there are fewer than twelve (12) months remaining on the lease for the Equipment being modified. When either of these conditions exists, the modification can only be made upon payment of the purchase price of the modification.

(ii) For each Equipment modification (including upgrades and additions) placed under the lease, the term of the Equipment modification will be coterminous with the Lease Term for the Equipment being modified. The lease shall continue for its Term; and the Government shall issue a modification to its delivery order which sets forth the new monthly lease payment.

4. USE, MAINTENANCE AND INSTALLATION

a. Maintenance and installation, when applicable, may be included in the Lease payment. Alternatively, with written consent of lessor, lessee may purchase installation and/or maintenance services from a Third Party or perform installation and/or service maintenance itself. In either event, basic maintenance must be in effect for the Term of the Lease for all Equipment under this agreement. If Third Party installation and/or maintenance is used, lessee shall furnish evidence of such installation and/or maintenance to lessor.

b. The maintenance rate and terms and conditions will be at the rates and terms and conditions as stated in the monthly maintenance section of Special Item No. 132-3 of this contract. Maintenance rates and terms and conditions during subsequent renewal periods of this contract will be those of the prevailing GSA Schedule contract in force and effect during the renewal periods throughout the terms of the agreement.

c. Installation rates and terms and conditions will be at the rate and terms and conditions of the prevailing GSA
Schedule contract in effect.

d. The Government shall keep records of the location of the Equipment and use best efforts to provide the Lessor with thirty (30) days written notice of any intended relocation of the Equipment, and all expenses of the relocation shall be paid by the Lessee including transportation and reinstallation at the new site. Lease payments shall continue even if the Government relocates Equipment.

5. ORDERS

a. Orders placing Equipment under a Lease must specify that the Equipment being Leased must include maintenance as specified in paragraph 4.

b. All orders shall remain in effect until the planned expiration date. Termination of the Lease can only be made pursuant to paragraph 9.

c. Orders under Lease shall not be deemed to obligate succeeding fiscal year `s funds or otherwise commit the Government to renewal.

d. The minimum order quantity for any individual Order shall be $500,000 in GSA Purchase Value.

e. Any Order may be clarified or modified through the attachment of supplemental terms and conditions.

6. TITLE

 Equipment shall be deemed to be personal property. Lessee shall have no right or interest in the Equipment except as provided in this Lease and shall hold the Equipment subject and subordinate to the rights of Lessor.

7. LEASE PAYMENTS

 Lease payments shall accrue from the Commencement Date. The Lessor, or its assignee, shall invoice the Government for each monthly lease payment. The first invoice shall be delivered to the Lessee at the end of the month in which acceptance occurs, and monthly thereafter. A fraction of a month for a partial month of usage will be billed for the first and last month if applicable. The Lessee shall make payment monthly within thirty (30) days of receipt of a proper invoice, and all late payments shall include interest in accordance with the Prompt Payment Act. The monthly lease payments shall remain fixed for the term, unless the payments are adjusted as the result of an Equipment modification.
Alternate payment plans may be available and shall be set forth in supplemental terms and conditions to an Order.

 Payments shall be made to a bank or financing company of Lessor `s choice. The Government acknowledges that the bank or financing company does not assume GTSI `s obligations hereunder, and agrees to make all payments owed to Lessor without abatement.

8. RISK OF LOSS OR DAMAGE

 The Government is relieved from all risk of loss or damage to the Equipment during periods of transportation, installation and during the entire time the equipment is in possession of the government, except when loss or damage is due to the fault or negligence of the government. The government shall assume risk of loss or damage to the equipment during relocation unless the GTSI shall undertake such relocation.

9. LEASE END/DISCONTINUANCE OPTIONS

Upon written notice given at lease ninety (90) days prior to expiration of the Lease Term, and provided Lessee is not in default, Lessee may:

i. exercise any Purchase options set forth in the Lease, or
ii. renew the Lease, or
iii. return the Equipment to Lessor at the expiration date of the Lease pursuant to paragraph 10.

10. RETURN OF EQUIPMENT

Within thirty (30) days after the date of termination for convenience of the Government or non-renewal of the Lease
Agreement, the Government shall, at its own risk and expense, have the Equipment packed for shipment in accordance with the Lessor `s specifications and shall return the Equipment to the Lessor in the same condition as when delivered, ordinary wear and tear excepted. Upon request by the Government and at the Government `s expense, the Lessor shall assist in the de-installation and packing of Equipment so terminated or non-renewed. Such services, if required, are outside the scope of the Contract.


ATTACHMENT TO DELIVERY ORDER
Definitions:

Government:    The issuing entity as set forth on the Delivery Order.
Contractor:    GTSI
Asset(s):      As described in the Delivery Order.
Lease Payment: The periodic payment set forth in the Delivery Order.
Lease Term:    The entire length of time for which the Asset(s) are
scheduled to be leased, as set forth in the Delivery Order.
First Lease Payment Due Date: 30 days from First Invoice (issuable on last day of month of Acceptance).

Terms and Conditions:

1. These terms and conditions shall be deemed incorporated into the attached Delivery Order.

2. Termination for Convenience shall be governed by FAR 52.249-2. 3. Government hereby acknowledges and agrees that it has specifically elected the Term of the Order. Contractor has relied on such representation in determining the fair
Lease Payment. In the event Government exercises its right to terminate for convenience under FAR 52.249-2, any schedule of charges agreed to by Lessor and any entity financing Lessor's acquisition of the leased equipment, and reasonably calculated to compensate that entity for the present value of expected lease payments on the terminated portion of any lease, shall be considered under FAR 52.249-2.

3.   RATES

(a) For purposes of orders placed under this Special Item Number, the interest rate to be applied shall be equivalent to:
 400 basis points over comparable term Treasury bills

 at the close of business on the last business day of the preceding week in which the Delivery Order is issued, as published in Federal Reserve statistical release H.15.

(b) The residual value is the estimated fair market value at the time the leased product is returned to GTSI. When the ordering office contacts GTSI for pricing and availability, the ordering office will identify the product that it intends to lease and the proposed term for the lease. GTSI will provide (for negotiation with the Ordering
Office), GTSI's current estimate of the fair market value of the product at the end of the term of the lease.

(c) The interest rate is calculated by adding the rate differential to the index rate for a comparable time period.
The lease payment is calculated with the aid of a financial calculator or computer software package.

(d) For Lease to Ownership, payments will be calculated based on the Equipment cost as shown in the Schedule, less any discounts.

(e) For Lease with Option to Own, payments will be calculated based on the Equipment cost as shown in the Schedule (less any discounts) less the residual value.

(f) The Industrial Funding Fee (IFF), to be paid by Contractor, shall be based on quarterly lease receipts.


4.   LOSS OR DAMAGE

(a) When loss or damage is due to the fault or negligence of the government, Government is obligated to pay all Lease Payments under the Contract. Alternatively, with written consent of lessor, lessee may purchase equipment at the current fair market price, or the total sum of the remainder lease payments plus the residual value, less interest, or pay to have the equipment repaired. If equipment is repaired, lessee shall furnish evidence of such repairs to lessor, and are subject to approval from lessor.

(b) If any Asset is damaged, Government shall promptly notify the Contractor and shall, at Government's expense, within sixty (60) days of such damage, cause to be made such repairs as are necessary to return such Asset(s) to its previous condition.

(c) In the event any Asset is destroyed, damaged beyond repair, lost, stolen, or taken by governmental action for a stated period extending beyond the Lease Term (an "Event of Loss"), Government shall promptly notify
Contractor and either

(i) replace the Asset(s) or

(ii) purchase equipment at the current fair market price, or the total sum of the remainder lease payments on the next Lease Payment date following such Event of Loss plus the residual value. After payment of such
Amount and all Lease Payments due and owing on or before such Lease Payment date, Government's obligation to pay further Lease Payments allocable to the Asset(s) which suffered the Event of Loss shall cease.

(d) The Government is relieved from all risk of loss or damage to the Equipment during periods of transportation, installation and during the entire time the equipment is in possession of the government, except when loss or damage is due to the fault or negligence of the government. The government shall assume risk of loss or damage to the equipment during relocation unless the contractor shall undertake such relocation.

5. Government shall keep the Asset(s) free and clear of all levies, liens and encumbrances, except those in favor of Contractor and its assigns in accordance with the provisions of FAR 52.229-1.

6. Government shall be solely responsible for arranging and paying for the delivery, installation, maintenance and repair of the Asset(s).

7. If Government desires a change or addition to its Asset configuration, then Government shall give Contractor sixty (60) days prior written notice thereof. Contractor will respond in writing within fifteen (15) days from receipt of such request. The price for the change or addition will take into account the remaining term of the existing Contract, the price of the change or addition requested and the term of the new Contract.

8. ________________ is the Contractor `s assignee for payments due ("Assignee"). All Lease Payments shall be directed to the Assignee as follows: ______________, ___________, ___________. No modifications will by issued changing the name and/or address of the Assignee without the prior written consent thereof. Government acknowledges that Assignee does not assume Contractor `s obligations hereunder and agrees to make all payments owed to Assignee without abatement and not to assert against Assignee any claim, defense, setoff, recoupment or counterclaim which the
Government may possess against the Contractor or any other party for any reason.


9. PRICING

Lessee shall make monthly Lease payments on the Equipment. Lease Payments for each item of Equipment shall be calculated by the "Lease Formula" set forth below:

 Payment = (A-B)*C

 A = Purchase Price ("PP")
 B = Residual Value ("RV")
 C = Factor Rate ("FR")

 If during the term of any lease, lessee orders any addition(s) or modification(s), such Addition(s) or Modification(s) shall run concurrently with the equipment to which they pertain. The parties shall agree on lease rate factors applicable for the remainder of the lease term. Lease payments for such Additions or modifications shall be paid monthly to which they pertain.

10. END OF TERM OPTION TO PURCHASE/LEASE

(a) The government has the option to purchase the equipment during or at the end of the term. The purchase option price will be calculated as follows; the lesser of Residual value, or Fair Market Value at the end of term, or an amount equal to, dependent upon the lease term, twenty-five (25) percent (12 month lease), twenty-one
(21) percent (24 month lease), eighteen (18) percent 36 month lease), or fifteen (15) percent (48 month lease) of the initial GSA Selling Price. The government is required to receive three
(3) quotes, to determine Fair
Market Value.

(b) The government has the option to continue to lease the equipment at the end of each term. If the Government wishes to continue to lease, by using the formula in nine (9), above, the price will be calculated as follows; the lesser of Residual Value, or Fair Market Value at the end of term, or an amount equal to, dependent upon the lease term, twenty-five (25) percent (12 month lease), twenty-one (21) percent (24 month lease), eighteen (18) percent (36 month lease), or fifteen (15) percent (48 month lease) of the initial GSA Selling Price.

11. Prompt Payment shall apply to leasing, Special Item Number (SIN) 132-3.

12. Taxes. Notwithstanding the provisions of FAR 52.229-3 FEDERAL, STATE & LOCAL TAXES, JAN 1991, the schedule Lease prices exclude all use or sales taxes and duties levied on or measured by the Contract or sales price of the supplies furnished under this Lease. Lease prices include any Personal Property Taxes properly assessed by the applicable taxing authority, and such taxes shall be paid by GTSI. The Government agrees that should any use or sales taxes be assessed as a result of this Lease, the Government agrees either to pay such taxes or to provide GTSI with the documentation necessary to sustain an exemption from the applicable taxing authority.

TERMS AND CONDITIONS APPLICABLE TO PURCHASE OF GENERAL PURPOSE
COMMERCIAL INFORMATION TECHNOLOGY EQUIPMENT
(SPECIAL ITEM NUMBER 132-8)


1.   Material and Workmanship

All equipment furnished hereunder must satisfactorily perform the function for which it is intended.

2.   Orders

A written order, EDI order (GTSI OnLine,SM GSA Advantage! and FACNET), credit card order or, in the case of BPA's or BOA's, a telephone order shall be the only basis for purchase in accordance with the provisions of this contract. If time of delivery extends beyond the expiration date of the contract, GTSI will be obligated to meet the delivery and installation date specified in the original order.

3.   Transportation of Equipment

a. F.O.B. Point: All purchased equipment prices cover delivery to destination at any point located within the forty-eight (48) contiguous states and the District of Columbia. All other deliveries are F.O.B. point of embarkation.
The Government may, at its option, elect to have the shipment made via air or express delivery directly from GTSI and will pay all associated freight charges on an open market basis.

b.   Packing and Unpacking.

The Government shall furnish such labor as may be necessary for packing, unpacking, and placement of equipment when in the possession of the Government.

4.    Installation, Technical Services and Manuals

a. Operating and Maintenance Manuals. GTSI shall furnish the Government with one (1) copy of all operating manuals normally provided by the manufacturer for the equipment ordered.

b. GTSI does not install equipment OCONUS.

c. Upon request of the Government, GTSI shall modify equipment so that it will operate on a 50 or 60 cycle current without additional charge if available at no additional charge from the manufacturer. If there is an additional charge from the manufacturer, this charge will be borne by the Government.

d. GTSI or its designee shall install Sun Enterprise systems (new only) purchased from GTSI as a system at no additional charge, provided installation is within fifty (50) mile radius of a service location. Components added to an existing system will be installed at the rates indicated in the price list.

e. Installation and Integration Services - All Other Equipment. GTSI offers the following installation and integration services. See Appendix D for charges.

925-600   Integration - Per External Device
This part number applies to printers, plotters and any other external device that uses an RS-232 or Parallel
(Centronics) interface. It must be ordered for each device requiring integration. External devices are tested for correct operation by completing an internal self-test. If sold with CPU integration (925-601), a communication test will also be performed. This service is performed at GTSI headquarters in Chantilly, VA and is not available on-site. External devices that require a specialized interface card, e.g. external hard drives, CD ROM's, floppy drives and tape back-ups, etc., are tested only as a part of the system integration (925-601).

925-601   Integration - Per CPU
This part number applies to CPUs only and must be ordered at the same time each CPU requiring integration is ordered. A DOS or DOS/WINDOWS operating system will be loaded onto systems containing a bootable drive.
The loading/installation of advanced operating systems e.g. XENIX, UNIX, OS/2
(warp), Windows NT and
Network OS is excluded. Each system component and option is configured into the CPU. Whenever possible, verification of correct operation is obtained by performing the appropriate vendor diagnostics. This service is performed at GTSI headquarters in Chantilly, VA and is not available on-site.


925-608   Install S/W During Integration - Each Package
This service must be separately ordered for each software package to be installed and is not available under this part number for network software. See Appendix H for installation related network services. Each package is installed on the hard disk in its own directory in compliance with the manufacturer's standard installation procedures. This service is performed at GTSI headquarters in Chantilly, VA and is not available on-site. If integrated packages such as MS Office are to be installed, one service code (925-608) must be used for each application contained with the package. In this example, MS Office contains a total of four applications (Excel, Word, PowerPoint and Mail).
Therefore, four service codes (925-608) should be ordered to cover the installation of this package onto one CPU.

925-SUN Sun Product Configuration Services (Includes all Workstation
Hardware)
This product configuration service will be performed at GTSI's facilities in Chantilly, Virginia prior to shipping:
Assemble hardware; Probe system using firmware diagnostics to confirm device recognition; Verify correct environment parameters; Boot SunOS and run online diagnostics and verify hardware functionality using online tools.

925-163 Configuration of Mixed Products (Sun and non-Sun)
This service consists of the following tasks: Assemble hardware; Probe system using firmware diagnostics to confirm device recognition; Verify correct environment parameters; Set Default boot device; Boot SunOS and run online diagnostics and verify hardware functionality using online tools.

Telecommunications Equipment:

1) Design Assistance.   If applicable, GTSI shall provide design assistance
to Government users seeking to
purchase telecommunications equipment. Upon receipt of a Government request for design assistance, the
GTSI shall, within five (5) days, schedule a site visit/site survey, to be held within ten (10) working days of the initial Government request. GTSI's representative for the site visit/site survey shall be at least equal to the position of a Customer Service Representative (CSR). The site visit/site survey conducted by GTSI, in accordance with the Government's request for design assistance, shall be charged outside the scope of this contract.

2) Installation.   Installation is the initial setting in place and
connecting of telecommunications equipment, cabling, or cable cross connects. When the equipment provided under this contract is not self-installable,
GTSI's (or its designee's) qualified personnel shall be available to the Government to install the equipment.
Prior to the start of installation, the installation/design plan must be provided by the Government or GTSI (as agreed upon). This installation/design plan may include, but is not limited to, the following: floor plans, cable runs, terminal locations, schematic drawings, circuit and wiring diagrams, and system software configurations. Site preparation specifications shall be furnished by GTSI as a part of the equipment proposal.
These specifications shall be in sufficient detail to ensure that the equipment to be installed shall operate in an environmentally efficient manner. The Government shall prepare the site at its own expense, in accordance with GTSI's specifications, at least fifteen (15) to thirty (30) calendar days prior to the installation date or as agreed to by the Government and GTSI. It is GTSI's responsibility to ensure that all work conforms to accepted industry installation practices. The installation of cabling and wiring must meet all regulatory and industry standards.

3) De-Installation. Deinstallation is the disconnection of telecommunications equipment and, when requested by the Government, cable and wiring. Deinstallation includes all labor, tools, and incidental parts or materials necessary to accomplish equipment removal (including cabling that was installed by GTSI, if requested by the Government). The only time that both an installation and a deinstallation charge will occur on a delivery order for the same piece of equipment, is when the equipment is deinstalled in one building or campus and reinstalled in another building or campus. Deinstallation shall NOT include packaging for shipment or movement to a different building outside of a campus area, unless requested by the agency.

4) Re-Installation. Reinstallation is the installation of previously de-installed telecommunications equipment outside a building or campus area, or installation of previously stored equipment.

f. Training and Technical Support

1. Training. If GTSI performs the installation of Sun SPARC cluster systems and Sun SPARC data center systems then, without additional charge, GTSI shall demonstrate basic operating functions of the hardware at the Government's location immediately after installation.
2. Technical Support. End user technical support is available Monday through Friday, 8:00 a.m. to 6:00 p.m.
Eastern Standard Time (EST).  The telephone number is (800) 333-GTSI.


5.   Acceptance

Equipment must operate in accordance with manufacturer's published specifications. Acceptance of all equipment and licensed programs delivered under this Contract shall be deemed to have occurred the first scheduled workday following receipt of the equipment and licensed programs by the Government unless the equipment or licensed programs have been damaged during shipment or are found upon receipt, to be defective in materials and/or workmanship. The
Government is relieved of all risk of loss or damage prior to delivery of the equipment and licensed programs. The warranty period begins upon acceptance.

6.   Warranty for Hardware

a. The manufacturer warranty periods shown in the pricelist will begin on the date of acceptance. GTSI (or its designee) will furnish all maintenance, machine adjustments, repairs and parts at a GTSI designated location beginning from the date of acceptance and extending for the periods of time defined in the price pages of this pricelist.

b. All parts replaced during the warranty period shall become the property of GTSI (or its designee).

c. Prior to the expiration of the warranty period, whenever equipment is shipped for repair or mechanical replacement purposes, the cost of ground transportation to GTSI's service department shall be the responsibility of GTSI. This warranty shall apply to the replacement machine from the date of delivery. For equipment being returned from overseas installations, GTSI will pay for the freight charges via ground transportation from the point of entry within the continental United States.

d. GTSI will, at its option, repair or replace the equipment and bear the cost of returning the equipment to the Government's location. For equipment being returned to overseas installations, GTSI will pay for the freight charges via ground transportation to the point of exit within the continental United States.

e. GTSI shall be responsible for any damage or loss from the time the equipment is removed from the Government location until the equipment is returned to such location. In the case of equipment in overseas locations, GTSI shall be responsible for any damage or loss when the equipment is within the continental United States (either during transportation or repair).

f. This warranty does not apply if damage to the equipment is occasioned by the fault or negligence of the Government.

g. Inspection and repair of defective equipment under this warranty will be performed at GTSI's Service Center
(Appendix F). The turnaround time for repair of defective equipment is three weeks after receipt at the GTSI
Service Center. Before returning any product for repair, a service call must be made to GTSI's Technical Service
Department at 800-333-4874 for issuance of a valid Service Reference Number and identification of the appropriate repair facility. Units sent in without this number will be returned at the Government's expense.

h. If a product is returned to GTSI for warranty repair and the returned unit does not require repair, GTSI may invoice the customer outside the scope of this contract for expenses incurred to test the equipment and for shipping charges to and from the customer location.

i. GTSI Desktop computers receive a one-year on-site warranty in CONUS locations. GTSI Desktop computers in
OCONUS locations receive a one-year mail-back warranty (reference paragraph g above). Options or peripherals purchased separately and installed within or connected externally to the computer receive the standard manufacturer's warranty.

j. See Appendix I for Enhanced Warranty Service Program.

7.   Purchase Price for Ordered Equipment

The purchase price that the Government will be charged will be the Government price in effect at the time the order is dated or the time the order is entered into GTSI's order system, whichever is lesser.


8.   Responsibilities of GTSI - Telecommunications Equipment

GTSI shall comply with all laws, ordinances, and regulations (Federal, State, City or otherwise) covering work of this character, and shall include all costs, if any, of such compliance in the prices quoted in this offer. In particular, the telephone service provided, associated equipment, and distribution facilities shall comply with the Federal
Communications Commission (FCC) rules and corresponding regulations of the National Telecommunications and
Information Administration (NTIA). GSA will not exempt any carrier services, equipment, etc., which is on
Government premises, from the limits established to prevent harmful electromagnetic interference. (See Part 15 of the FCC Rules and Chapter 7 of the NTIA Manual.)

9.   Trade-in of Information Technology (FIP) Equipment

When an agency determines that FIP equipment will be replaced, the agency shall follow the contracting policies and procedures in the Federal Acquisition Regulation (FAR), the policies and procedures regarding Disposition of
Information Technology Excess Personal Property in the Federal Property Management Regulations (FPMR)(41 CFR
101-43.6), and the policies and procedures on exchange/sale contained in FPMR 41 CFR part 101-46.

10.  Product Returns - Government or GTSI error

Product may be returned if an error was made in ordering by the Government or in shipment by GTSI as follows:

a. Government Ordering Error

1) Returns will be accepted under the following conditions:

(i) The return is requested within 30 days from the date of invoice
(ii) The product is unused, unopened and is returned to GTSI in its original packaging
(iii) All items originally shipped with the product including booklets, instruction manuals and warranty information, are returned with the product
(iv) The Government agrees to pay a re-stock fee of 15% and pay for freight to return the shipment to GTSI

2) Returns are to be pre-approved by a GTSI Customer Support Representative available at (800) 459-GTSI. The
Government shall be prepared to provide the invoice number, serial number(s), GTSI part number, product description and a brief synopsis of the problem to the Customer Support Representative.

3) After GTSI Customer Support approval, a Return Authorization (R.A.) number will be assigned. The R.A.
number must be clearly marked on the shipping label of the returned product. Any item received by GTSI without a Return Authorization will be returned to the sender.

4) The Government shall ship the equipment to GTSI immediately after receipt of the Return Authorization
(R.A.) number but no later than forty-five (45) days from the date of invoice.

5) Returns will be inspected by GTSI. Any returns which fail to meet any of the above mentioned requirements in paragraph 10.a.1) will not be accepted by GTSI. The product will be returned to the Government, at the
Government's expense, and the Government will retain full financial responsibility for payment per terms of the delivery order and this contract.

b. GTSI Shipment Error

1) Returns will be accepted under the following conditions:

(i) The return is requested within 30 days from the date of invoice
(ii) The product is unused, unopened and is returned to GTSI in its original packaging
(iii) All items originally shipped with the product including booklets, instruction manuals and warranty information, are returned with the product
(iv) The Government agrees to pay a re-stock fee of 15% and pay for freight to return the shipment to GTSI

2) Returns are to be pre-approved by a GTSI Customer Support Representative available at (800) 459-GTSI. The
Government shall be prepared to provide the invoice number, serial number(s), GTSI part number, product description and a brief synopsis of the problem to the Customer Support Representative.


3) After GTSI Customer Support approval, a Return Authorization (R.A.) number will be assigned. The R.A.
number must be clearly marked on the shipping label of the returned product. Any item received by GTSI without a Return Authorization will be returned to the sender.

4) The Government shall ship the equipment to GTSI immediately after receipt of the Return Authorization
(R.A.) number but no later than forty-five (45) days from the date of invoice.

5) Returns will be inspected by GTSI. Any returns which fail to meet any of the above mentioned requirements in paragraph 10.b.1) will not be accepted by GTSI. The product will be returned to the Government, at the
Government's expense, and the Government will retain full financial responsibility for payment per terms of the delivery order and this contract.

c. Defective Product

The manufacturer warranty applies to defective products. GTSI will not accept returns for defective product. See paragraph 6 "Warranty for Hardware" of this section.

11.       Risk of Loss or Damage

FOB Destination - The Government is relieved from all risk of loss or damage to the equipment prior to the first day of acceptance (see paragraph 5), except when loss or damage is due to the fault or negligence of the Government.

FOB Origin - The Government is responsible for the risk of loss or damage to the equipment at point of shipment.

TERMS AND CONDITIONS APPLICABLE TO MAINTENANCE OF
GOVERNMENT-OWNED GENERAL PURPOSE  INFORMATION TECHNOLOGY
EQUIPMENT AFTER EXPIRATION OF WARRANTY PROVISIONS
(SPECIAL ITEM NUMBER 132-12)


1.   Service Areas

National Service. The on-site monthly maintenance rates listed in the maintenance section of the price pages are applicable to all Government locations within a fifty (50) mile radius of the cities listed in Appendix E (call GTSI on 1-
800-333-GTSI for the most current listing).  For locations outside the fifty
(50) mile radius, on site maintenance may be available under this contract at the incremental charges outlined in Appendix G (call GTSI on 1-800-333-GTSI for availability).

2.   Loss or Damage

When GTSI's service personnel remove equipment to their establishment for repairs, GTSI shall be responsible for any damage or loss from the time the equipment is removed from the Government installation until it is returned to such installation.

3.   Maintenance Order

a. A written order, EDI order (GTSI OnLine,SM GSA Advantage! And FACNET), credit card order or, in the case of BPA's or BOA's, a telephone order shall be the only basis for maintenance in accordance with the terms of this contract. GTSI shall confirm orders within fifteen (15) calendar days from the date of receipt, except that confirmation of orders shall be considered automatic for renewals of maintenance (Special Item Number 132-
12); automatic acceptance of order renewals for maintenance service shall apply for machines which may have been discontinued from use for temporary periods of time not longer than 120 calendar days. If the order is not confirmed by GTSI as prescribed in this paragraph, the order shall be considered to be confirmed by GTSI.

b. GTSI shall honor orders for maintenance for periods of at least six months (subject to the availability of
funding).   Maintenance orders for periods of less than six months are acceptable if the maintenance service
effective date is the first day after expiration of the equipment's warranty. If the equipment was not under GTSI's warranty responsibility prior to the establishment of a maintenance contract or there has been a lapse between the warranty expiration and the desired effective date of maintenance service, in order to determine that the equipment is in good operating condition, it shall be subject to inspection by GTSI (or GTSI's authorized representative). Such inspections will be charged outside the scope of this contract. If the inspection reveals that the equipment is not in good operating condition and the Government desires placing the equipment under a maintenance contract, the costs necessary to place the equipment in proper operating condition are to be borne by the Government outside the scope of this contract. Maintenance service shall commence on the 1st or the 15th of the month which shall be written into the maintenance order.

c. Maintenance may be discontinued by the Government thirty (30) calendar days after written notice, or shorter notice when agreed to by GTSI - such notice to become effective thirty (30) calendar days from the date on the notification; however, the Government may extend the original discontinuance date upon written notice to
GTSI, provided such notice is furnished at least ten (10) calendar days prior to the original discontinuance date.

d. Annual Funding. When annually appropriated fiscal funds are cited on a maintenance order, the period of maintenance shall automatically expire on September 30th of the contract period or at the end of the contract period, whichever occurs first. Renewal or modification of a maintenance order citing the new appropriation shall be required if maintenance is to continue during any remainder of the contract period. Such renewal or modification must be received by GTSI by October 30th to prevent lapse of maintenance coverage.

e. Cross-Year Funding Within Contract Period. Where an ordering office's specific appropriation authority provides for a contract period of twelve (12) months which may cross fiscal years, the ordering office may place an order under the schedule contract for a period up to the expiration of the contract period (despite the intervening fiscal year ending).

f. The effective date of maintenance service, the maintenance coverage selected in accordance with this Special
Item, the type and model number(s) and serial number of equipment, monthly maintenance amount, GTSI's
GSA contract number, and customer contact name and phone number must be included on the order.

4.   Scope

a. GTSI will provide maintenance on designated equipment listed herein as may be requested by the Government during the contract term.

b. Equipment being placed under this maintenance service contract shall be in good operating condition.

c. If the equipment was not under GTSI's maintenance or warranty responsibility prior to the establishment of a maintenance contract, in order to determine that the equipment is in good operating condition, it shall be subject to inspection by GTSI and such inspections will be charged on an open market basis.

d. Cost of any repairs performed for the purpose of placing the equipment in good operating condition shall be borne by GTSI if such equipment was under its warranty or maintenance responsibility prior to the effective date of the maintenance order.

e. If the equipment was not under GTSI's responsibility, the costs necessary to place the equipment in proper operating condition are to be borne by the Government on an open market basis.

5.   Liability for Injury or Damage

GTSI shall not be liable for any injury to Government personnel or damage to Government property arising from the use of equipment maintained by GTSI unless such injury or damage was due to the fault or negligence of GTSI.

6.   Responsibilities of the Government

a. Government personnel shall not perform maintenance or attempt repairs to equipment while such equipment is under purview of this contract unless agreed to by GTSI.

b. Subject to security regulation, the Government shall permit access to the equipment which is to be maintained.

c. Site environmental conditions should take into consideration the manufacturer's environmental specifications.

d. The Government will notify GTSI in writing, at least thirty (30) days in advance, of any proposed relocation of covered equipment and GTSI will determine whether the new location is eligible for maintenance coverage.
GTSI may adjust its charges for servicing covered equipment based on the new location. See Appendix G.

7.   Maintenance Service

a. All service calls should be made to the GTSI Technical Service Department 800-333-GTSI.

b. On-Call Maintenance Service. GTSI will render maintenance service to keep the equipment in, or restore the equipment to, good working order. This maintenance service includes unscheduled, on-call remedial maintenance. Maintenance may include lubrication, adjustments and replacement of maintenance parts deemed necessary by GTSI. Maintenance parts may or may not be manufactured by the original equipment manufacturer, may be altered to enhance maintainability, and may be new or reconditioned to perform as new.
All maintenance parts will be furnished on an exchange basis, and the exchanged parts will become the property of GTSI. Maintenance service provided under this Special Item Number does not assure uninterrupted operation of the equipment.

8.   Maintenance Charges

a. Availability. Maintenance is only available for products listed under Special Item Number 132-12.
Maintenance for add-on products may be available outside the scope of this contract. Contact your Account
Executive for further details.


b.   Regular Hours.

(1) GTSI shall bear all costs of maintenance, including labor and parts, and such other expenses as are necessary to keep the equipment in good operating condition, provided that required repairs are not occasioned by fault or negligence of the Government. Repair of damage or increase in service time caused by accident, misuse, disaster, abuse, alterations, attachments, non-GTSI approved parts or repairs, failure to provide a suitable operating environment or the use of the machine for a purpose other than intended will be billed at the regular hourly rate.

(2) The basic monthly rates for each make and model of machine shall entitle the Government to remedial maintenance service during the principal period of maintenance, 8:00 AM to 5:00 PM, local time,
CONUS, Monday through Friday, exclusive of holidays observed at the Government location.

(3) There shall be no additional charge for remedial maintenance requested during regular hours regardless of when such maintenance is performed unless the Government directs that the remedial maintenance be performed outside "Regular Hours".

(4) If GTSI responds to an on-site maintenance call and the failure is attributable to equipment not covered under the maintenance order, or operator or software error, GTSI may invoice the customer outside the scope of this contract for the time spent diagnosing the problem.

     c.   After regular hours.

Should the Government require that remedial maintenance be performed outside of "Regular Hours", charges for such maintenance will be as indicated in Appendix G. A minimum of 2
(two) hours will be charged.
Periods of less than one hour will be prorated to the nearest quarter hour.

     d.   Premium Response Escalator

Premium response is available for an additional monthly charge.  See Appendix
G.

10.  Invoices and Payments

a. Invoices for maintenance service shall be submitted by GTSI monthly or quarterly, after completion of such period.

b. Payment for maintenance services of less than one month's duration shall be prorated at 1/30th of the monthly rate for each calendar day.


TERMS AND CONDITIONS APPLICABLE TO PERPETUAL SOFTWARE LICENSE (SPECIAL
ITEM 132-33) AND MAINTENANCE (SPECIAL ITEM 132-34) OF GENERAL PURPOSE COMMERCIAL INFORMATION TECHNOLOGY SOFTWARE



1.   Purchase Terms

a. Acceptance. The Government shall accept or reject software in writing within 45 days from the date of invoice.

b. Warranty. With the exception of Sun products, all software furnished pursuant to the terms of this contract will be unconditionally guaranteed for defects in the disk for a period of one (1) year (or longer period, if a greater length of time is provided commercially) beginning on the first day of acceptance (see definition of acceptance in paragraph 18 of "Information for Ordering Offices"). All Sun software is guaranteed for defects in the diskette or CD for a period of 90 days beginning on the first day of acceptance.

2.   Utilization Limitations

The Government agrees to refrain from changing or removing any insignia or lettering from the software or documentation that is provided, or producing copies of manuals or disks, except one copy for backup purposes, as allowed by the manufacturer. The Government also agrees to comply with the following:

a. Title to and ownership of the software and documentation, and any reproductions thereof, shall remain with the manufacturer.

b. Use of the software and documentation shall be limited to the facility for which the software is acquired.

c. FAR clauses 52.227-14 Rights in Data-General (Jun 1987) and 52.227-19 Commercial Computer Software--
Restricted Rights (Jun 1987) are incorporated by reference as part of this pricelist.

3.   Technical Support

End user technical support is available Monday through Friday, 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST).
The telephone number is (800) 333-GTSI.

4.   Risk of Loss or Damage

FOB Destination - The Government is relieved from all risk of loss or damage to the equipment prior to the first day of acceptance (see paragraph 18 of "Information for Ordering Offices"), except when loss or damage is due to the fault or negligence of the Government.

FOB Origin - The Government is responsible for the risk of loss or damage to the equipment at point of shipment.

5.   Product Returns - Government or GTSI error

Product may be returned if an error was made in ordering by the Government or in shipment by GTSI as follows:


a. Government Ordering Error

1) Returns will be accepted under the following conditions:

i) The return is requested within 30 days from the date of shipment
ii) The product is unused and unopened
iii) The product is not obsolete or discontinued by the manufacturer
iv) The product is not a special order item
v) The product is returned to GTSI in its original packaging
vi) All items originally shipped with the product including booklets, instruction manuals and warranty information, are returned with the product
vii) The Government agrees to pay a re-stock fee of 15% and pay for freight to return the shipment to
GTSI

2) Returns are to be pre-approved by a GTSI Customer Support Representative available at (800) 459-GTSI.
The Government shall be prepared to provide the invoice number, serial number(s), GTSI part number, product description and a brief synopsis of the problem to the Customer Service Representative.

3) After GTSI Customer Support approval, a Return Authorization (R.A.) number will be assigned. The R.A.
number must be clearly marked on the shipping label of the returned product. Any item received by GTSI without a Return Authorization will be returned to the sender.

4) The Government shall ship the equipment to GTSI within fourteen (14) days after receipt of the R.A.
number.

5) Returns will be inspected by GTSI. Any returns which fail to meet any of the above mentioned requirements in paragraph 5.a. 1) will not be accepted by GTSI. The product will be returned to the
Government, at the Government's expense, and the Government will retain full financial responsibility for payment per terms of the delivery order and this contract.

b. GTSI Shipment Error

1) Returns will be accepted under the following conditions:

i) The return is requested within 30 days from the date of shipment
ii) The product is unused and unopened
iii) The product is returned to GTSI in its original packaging
iv) All items originally shipped with the product including booklets, instruction manuals and warranty information, are returned with the product

2) Returns are to be pre-approved by a GTSI Customer Support Representative available at (800) 459-GTSI.
The Government shall be prepared to provide the invoice number, serial number(s), GTSI part number, product description and a brief synopsis of the problem to the Customer Service Representative.

3) After GTSI Customer Support approval, a Return Authorization (R.A.) number will be assigned. The R.A.
number must be clearly marked on the shipping label of the returned product. Any item received by GTSI without a Return Authorization will be returned to the sender.

4) The Government shall ship the equipment to GTSI within fourteen (14) days after receipt of the R.A.
number.

Returns will be inspected by GTSI. Any returns which fail to meet any of the above mentioned requirements in paragraph 5.b (1) will not be accepted by GTSI. The product will be returned to the Government, at the Government's expense, and the Government will retain full financial responsibility for payment per terms of the delivery order and this contract.

TERMS AND CONDITIONS APPLICABLE TO PURCHASE OF TRAINING RELATED TO GENERAL PURPOSE INFORMATION TECHNOLOGY EQUIPMENT
(SPECIAL ITEM NUMBER 132-50)


1.   Scope

a. GTSI (or its designated training provider) shall provide classroom training normally available to its other customers, which is necessary to permit Government users to make full, efficient use of general purpose commercial IT products. Classroom training is restricted to training courses for those products within the scope of this solicitation.

b. GTSI shall provide training at GTSI's facility, one of its designated training provider's facilities and/or at the Government's location, as agreed to by GTSI and the Government.

2.   Order

A written order, EDI order (GTSI OnLine,SM GSA Advantage! And FACNET), credit card order or, in the case of BPA's or BOA's, a telephone order shall be the only basis for the purchase of classroom training in accordance with the terms of this contract. The written order shall include the student's name, course title, course date and time and the contracted dollar amount of the course.

3.   Time of Delivery

GTSI or one of its training providers shall conduct classroom training on the date (time, day, month and year) agreed to by GTSI and the Government.

4.   Cancellation and Rescheduling

a. The Government will notify GTSI at least one week before the scheduled training date, if a student will be unable to attend. GTSI will then permit the Government to either cancel the order or reschedule the classroom training at no additional charge. In the event the training class is rescheduled, the Government will modify its original training order to specify the time and date of the rescheduled training class.

b. In the event the Government fails to cancel or reschedule a training course within the time frame specified in paragraph a. above, the Government will be liable for the contracted dollar amount of the training course.
GTSI agrees to permit the Government to reschedule a student who fails to attend a training class within ninety
(90) days from the original course date, at no additional charge.

c. The Government reserves the right to substitute one student for another up to the first day of class.

5.   Follow-up Support

GTSI (or its designated training provider) agrees to provide each student with unlimited telephone support for the period of one (l) year from the completion of the training class. During this period, the student may contact the contractor's instructors for refresher assistance and answers to related course curriculum questions.

6.   Liability for Injury or Damage

Contractor (GTSI or its designated training provider) shall not be liable for any injury to the students, or damage to Government property arising from contractor-provided classroom training, unless such injury or damage is due to the fault or negligence of the Contractor.

7.   Purchase Price for Classroom Training

The purchase price that the Government will be charged will be the Government purchase price in effect on this GSA
Schedule contract at the time the delivery order is dated or the time the order is entered into GTSI's order system, whichever is lesser.


8.   Invoices and Payment

Invoices for classroom training shall be submitted by GTSI after Government completion of the training course.
Charges for classroom training must be paid in arrears (31 U.S.C. 3324).

9.   Format and Content of Classroom Training

a. The contractor (GTSI or its designated training provider) shall provide written materials (i.e., manuals, handbooks, texts, etc.) normally provided with course offerings. Such documentation will become the property of the student upon completion of the training class.

b. For hands-on training courses, there must be a one-to-one assignment of computer workstations to students.

c. The contractor (GTSI or its designated training provider) shall provide each student with a Certificate of Training at the successful completion of each training course.

d. The contractor (GTSI or its designated training provider) shall provide the following information for each training course offered:

(l) The course title and a brief description of the course content, to include the course format (e.g., lecture, discussion, hands-on training);

(2) The length of the course;

(3) Mandatory and desirable pre-requisites for student enrollment;

(4) The minimum and maximum number of students per class;

(5) The locations where the course is offered;

(6) Class schedules; and

(7) Price [per student, per class (if applicable)]

TERMS AND CONDITIONS APPLICABLE TO ADP SERVICES FOR GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT
(SPECIAL ITEM 132-51)


Additional terms and conditions applicable to ADP Services may be found in Appendix H


1.   ORDER

Agencies may use written orders, EDI orders, credit card orders, blanket purchase orders, individual purchase orders, or task orders for ordering services under this contract. Blanket Purchase Orders shall not extend beyond the end of the contract period.

2.   INVOICES AND PAYMENT

Invoices for ADP Services shall be submitted by GTSI as soon as possible after completion of the work. Payment under blanket purchase orders will be made monthly or quarterly as agreed to between GTSI and the Government customer.
Invoices shall be submitted separately to each Government office ordering services under the contract. Prompt Payment
Discount, if applicable, shall be shown on the invoice.



APPENDIX A
GTSI BRANCH OFFICES

All Orders are to be sent to GTSI's Corporate Office in Chantilly, Virginia.

GTSI HEADQUARTERS   GTSI Los Angeles
4100 Lafayette Center Drive   One Centerpoint Drive
P.O. Box 10808 Suite 250
Chantilly, VA 22021-0808 LaPalma, CA 90623-1058
Tel: 800-999-GTSI(4874)  Tel:  800-678-8408
Fax: 703-222-5274   Fax:  714-523-2090
Fax Response: 703-222-5292
Tech Support: 800-832-4384    GTSI Norfolk
BBS: 703-222-5227   240 Corporate Blvd.
     Suite 104
GTSI Atlanta   Norfolk, VA 23502
4170 Ashford Dunwoody Road    Tel:  804-455-6551
Suite 270 Fax:  804-455-6554
Atlanta, GA 30319
Tel:  800-841-0150  GTSI Germany
Fax:  404-252-0995  CMR 419
     APO AE 09102
GTSI Chicago   Tel:  011-49-6224-71031
5600 North River Road    Fax:  011-49-6224-76282
Suite 750
Rosemont, IL 60018-5241
Tel:  847-292-4874
Fax:  847-292-4884


APPENDIX B
ORDERS BY FEDERAL GOVERNMENT COST REIMBURSEMENT
PRIME CONTRACTORS AND MANAGEMENT AND OPERATING CONTRACTORS

Federal Government Cost Reimbursement Prime Contractors and Management and Operating Contractors are authorized to order under this ADP Schedule Contract provided each type of Contractor complies with the provisions appropriate to the type of Contractor set forth below:

a. A Federal Government Cost Reimbursement Prime Contractor is a company contracting directly with a Federal Agency under the terms of which contract the Prime Contractor receives payment for its allowable incurred costs. GTSI will accept orders from such Contractors under this Schedule Contract providing that:

(1) A written authorization provided to the Federal Government Cost Reimbursement Prime Contractor by the
Federal Agency states that the named Federal Government Cost Reimbursement Prime Contractor is authorized to procure from GSA Supply sources in the performance of prime contract
number   _________________ and
title to any equipment purchased by the Contractor will vest in the U.S. Government, and a copy of such authorization is furnished to GTSI by the Federal Government Cost Reimbursement Prime Contractor; and

(2)  Each order placed by the authorized Federal Government Cost
Reimbursement Prime Contractor states:

"This order is placed under terms of your GSA Schedule Contract pursuant to a written authorization dated
__________, and furnished to GTSI. Regardless of the terms and conditions contained in this order, the terms and conditions of the GTSI GSA Schedule Contract will be the only terms and conditions applicable to this transaction."

It is understood and agreed that title to any machines purchased hereunder shall vest directly in the Government at the time of acceptance. Machines purchased and programs licensed hereunder will be utilized solely for the performance of the cost reimbursement prime contract under which this authorization was
granted.   Maintenance service ordered
hereunder is solely for the purpose of maintaining Government owned machines.

Note: Written authorization provided to cost reimbursement prime Contractors by the Government should specifically state that the prime Contractor "is authorized to procure from GSA supply sources" and should not be limited solely to authorization to purchase if it is intended that Special Items other than Special Item 132-8 are to be utilized by the Contractor.

b. A Federal Government Management and Operating Contractor (MOC) is a prime Contractor under contract with the Department of Energy (or any other Federal Agency authorized by statute to enter into Management and Operating
Contracts) to operate, maintain, or support on behalf of the Government, a "Government-owned or -controlled research, development, special production, or testing establishment wholly or principally devoted to one or more major programs of the contracting Federal Agency." GTSI will accept orders from such MOC's under this Schedule Contract provided that:

          (1) A written authorization provided to the MOC by the Federal Agency states that the named MOC is authorized to procure from GSA Supply sources in the performance of MOC contract number
_________________ and title to any equipment purchased by the MOC will vest in the U.S. Government, and a copy of such authorization is furnished to GTSI by the MOC; and

          (2)  Each order placed by the authorized MOC states:

"This order is placed under terms of your GSA Schedule Contract pursuant to a written authorization dated__________ and furnished to GTSI. Regardless of the terms and conditions contained in this order, the terms and conditions of the GTSI GSA Schedule Contract will be the only terms and conditions applicable to this transaction."

It is understood and agreed that title to any machines purchased hereunder shall vest directly in the Government at the time of acceptance. Machines purchased and programs licensed hereunder will be utilized solely for the performance of the cost reimbursement prime contract under which this authorization was granted.

Note: Written authorization provided to the MOC by the Government should specifically state that the prime Contractor
"is authorized to procure from GSA supply sources" and should not be limited solely to authorization to purchase if it is intended that Special Items other than Special Item 132-8 are to be utilized by Contractor.

APPENDIX C
LOGISTICS SUPPORT PRIVILEGES


GTSI may require Logistics Support in overseas areas in order to meet contract obligations. The ordering activities should obtain the required support in accordance with their applicable regulations prior to the issuance of any delivery orders under this contract. GTSI will provide all the necessary information required by the applicable regulations in order to assist the ordering activity in obtaining the Logistic Support Privileges. The ordering agency, in all cases, will make the decision as to whether
GTSI will be granted the requested support.  The General Services
Administration will neither assist in the decision or arbitrate any dispute pertaining to Logistics Support. Logistic Support to be furnished by the Government hereunder includes, but is not limited to, the following:

The use of:

(1) Military or other U.S. Government Clubs, exchanges, other non-appropriate fund organizations.

(2)  Military or other U.S. Government commissary stores.

(3)  Military or other U.S. Government Postal facilities.

(4) Utilities and services in accordance with priorities, rates or tariffs established by military or other U.S. Government agencies.

(5)  Military Payment Certificate (MPC), where applicable.

(6)  Military or other U.S. Government banking facilities.

(7) Military or other U.S. Government provided telephone lines, and services with direct dialing capability and access to AUTOVON. The precedence of usage shall be coincident with the urgency of the requirement and in accordance with
Government/Military regulations.

APPENDIX D
GTSI INSTALLATION AND INTEGRATION RATES



Part Number                   Price                    Service

 925-600                 $26.00         Integration - External Device, at
GTSI, Chantilly, VA

 925-601                 $53.00         Integration - CPU at GTSI, Chantilly,
VA

 925-608                 $26.00         Installation - Software Per Package
During Integration at GTSI,
Chantilly, VA

925-SUN                  $102.00        Configuration of SUN products at
GTSI, Chantilly, VA

925-163                       $128.00        Configuration of Mixed Sun and
non-SUN products at GTSI,
Chantilly, VA


APPENDIX E
NATIONAL SERVICE LOCATIONS

State
City
State
City
State
City
Alabama
Birmingham
Michigan
Ann Arbor
Pennsylvania
Allentown

Huntsville

Battle Creek

Harrisburg
Arizona
Phoenix

Detroit

King of Prussia
California
Livermore

Flint

Philadelphia

Los Angeles

Grand Rapids

Pittsburgh

Novato

Howell/Brighton

Reading

Oakland

Lansing
Rhode Island
Warwick

Orange County

Monroe
South Carolina
 Greenville

Sacramento

Muskegon
South Dakota
Rapid City

San Bernadino

Pontiac
Tennessee
Chattanooga

San Diego

Port Huron

Knoxville

San Francisco

Saginaw

Memphis

San Jose
Minnesota
Minneapolis

Nashville
Colorado
Colorado Springs
Missouri
St. Louis
Texas
Austin

Denver
 Nebraska
Lincoln

Dallas

Ft. Collins

Omaha

Ft. Worth
Connecticut
Hartford

Omaha-CRC

Houston

Shelton
Nevada
Las Vegas

San Antonio

Stamford
New Jersey
Clifton
Utah
 Salt Lake City
Delaware
Delaware

Edison
Virginia
Norfolk/Hampton
DC
Washington

South Jersey

Richmond
Florida
Jacksonville
 New Mexico
Albuquerque

Roanoke/Lynchburg

Miami
New York
Albany
Washington
 Seattle

Orlando

Buffalo
Wisconsin
Appleton

Tampa

Melville

Beloit/Janesville
Georgia
Atlanta

New York City

Madison
Hawaii
Honolulu

Rochester

Milwaukee
Idaho
Boise

Syracuse

Oshkosh
Illinois
Chicago-North

White Plains

Stevens Point

Chicago-South
North Carolina
Charlotte

Wausau

Rockford

Greensboro


Indiana
Indianapolis

Raleigh



South Bend

Winston-Salem


Iowa
Des Moines
Ohio
Akron


Kansas
Kansas City

Cincinnati



Topeka

Cleveland



Wichita

Columbus


Kentucky
 Louisville

Dayton


Louisiana
New Orleans

Toledo



Shreveport
Oklahoma
Oklahoma City


Maryland
Baltimore

Tulsa



Lanham
Oregon
Portland


Massachusetts
Boston





Springfield





Worcester






APPENDIX F
GTSI SERVICE CENTERS


Corporate (Washington, DC Area)
4100 Lafayette Center Drive
Chantilly, VA  20151
800-333-GTSI
(703) 222-5219 (FAX)

APPENDIX G
MAINTENANCE AGREEMENT

GTSI Supported Locations Only

The following does not apply to SUN products - see Sun-related Travel Uplifts Below

INCREMENTAL TRAVEL COST:

Miles from a Service Center                  Per Unit/System Per Month

     0-50                               $ 0.00
     51-125                                  $10.00
     126-150                                 $15.00
     151-175                                 $20.00
     176-200                                 $25.00
     200+ MILES                         NOT AVAILABLE

ADDITIONAL RATES FOR SERVICES PERFORMED OUTSIDE THE PRINCIPAL PERIOD OF
MAINTENANCE:

                                     *Hourly Rate
GTSI Supported Cities                   After Hours     Sunday and Holidays

Washington, DC                       $141.00      $182.00

*Note:    A minimum of two (2) hours will be charged; Fractional hours will be computed to the nearest quarter hour.

PREMIUM RESPONSE ESCALATOR:

Miles from a Service Center        Standard Response        Premium
Response

       0-50                    8 Work Hours            4 Work Hours
      51-100                  12 Work Hours            8 Work Hours
     101-150                  16 Work Hours            12 Work Hours
     151-200                  24 Work Hours            16 Work Hours

Service charges for "Premium Response" will be based on a 30% increase over standard monthly maintenance charges.


TRAVEL ZONE UPLIFTS FOR MAINTENANCE OF SUN PRODUCTS:

GTSI offers on-call hardware service coverage for sites within 300 miles of a National Service location. Additional charges will be added to an on-call service contract for service beyond 50 miles.

                                   Travel Zone Uplifts

Zone                Distance            Increase in Contract Price

A                             0-50                No Charge
B                             51-100         Monthly Maintenance Charge (MMC)
+ 5%
C                             101-150                  MMC + 15%
D                             151-250                  MMC + 30%
E                             251-300                  MMC + 50%


Notes:
? Two (2) hour response not available beyond Zone A
? Please contact your local GTSI Account Executive to obtain ordering and pricing information for travel zone uplifts

APPENDIX H
 PROFESSIONAL SERVICES PROGRAM


1.        Services to be Provided

GTSI (or its designee) will provide Professional Services during the Principal Period of Service (PPS) as described in this section.
GTSI service offerings are described in Table A of Appendix H. Professional Services skill sets for Block Unit of Time Services are described in Table B of Appendix H. Work to be performed will be consistent with products listed in Table C of Appendix H.
Services will be provided from the locations shown in Table D of Appendix H.

 2.  Ordering of Services and Delivery Schedule

The Delivery Schedule is "As Ordered" with a minimum advance notice of 10 working days for all work performed within the scope of this Program. Services may be ordered in Block Units of Time (half day, day, week, month, etc.) and some services may be ordered by Service Delivery Blocks. Some services may be ordered both ways at the option of the Government. Actual and Scheduled date and time of service delivery is subject to resource availability and may require more than the minimum 10 working days notice. In this event, GTSI will work with the Government to reach a mutually agreeable schedule to address the service delivery requirements, or advise the Government that resource constraints will prevent GTSI from performing the requested services.

3.   PPM and OPPM

Services shall be performed during the Principle Period of Service (PPS). For this Program the PPS shall be from 8:00 a.m. to 5:00 p.m., local time, Monday through Friday, excluding government holidays. Services ordered that are to be performed outside that time period shall be considered Outside of the Principal Period of Service (OPPS) and charges will be outside of the scope of this contract.

 4.       End User Locations to be Serviced and Service Delivery Locations

Service will be provided to any Government end-user location in the forty-eight contiguous continental United States (CONUS) and Hawaii. Service shall be ordered from GTSI's Chantilly, Virginia location. Service shall be delivered from the nearest
Service Delivery Location to the end-user for which there is a qualified and available resource. These locations are shown in Table D and are subject to change from time to time. If the Government location is outside of a fifty-mile radius from the delivering location, service will be subject to a travel surcharge. The linear distance in miles between the Service Delivery
Location which delivers service and the location at which service was delivered to the end-user shall constitute the distance between sites used in calculation of travel charges.

5.   Equipment List

GTSI will perform services on Government provided equipment. Service is limited to work on products shown in Table C.

6. Block Unit of Time

Block Units of Time are units of time by which a customer may order service. Service will be performed for that amount of time.
If the work requested is not completed within the amount of time ordered under Block Unit(s) of Time, GTSI (or its designee) will either cease work or if authorized by the Government, GTSI (or its designee) will continue to work until completion by charging for an additional unit(s) of time in accordance with Paragraph 10. GTSI will bill the Government for the lowest number of block units of time required to complete the work. Billing for Block Unit(s) of Time will be based upon whole blocks;
upon conclusion of service delivery under a Block Unit of Time order any remaining partial block of time will be billed as a full
Block Unit of Time.

7.        Service Delivery Blocks

GTSI has defined Service Delivery Blocks (Blocks) which may be ordered by the Government in lieu of ordering services by block unit of time. A Block is defined as an orderable unit of service which is a logical extension of the Service Offerings under which service is provided. Descriptions of specific Blocks are found along with the service offerings in Table A. Orders by Block must be reviewed and approved by GTSI before acceptance of the order.
 When service is ordered by Block(s), then GTSI agrees to complete the work ordered within the number of Service Blocks agreed to.


8.  Completion of Service

The standard GTSI (or its designee's) work order will be signed by the Government upon completion of service.

9.   Pricing

Services are priced on a billable call basis and may be ordered in one of two ways: Personnel may be ordered by skill set on a Block Unit of Time basis or, where applicable, service delivery may be ordered by Service Delivery Blocks (these terms are described in Paragraph 6 and 7, respectively, above). Pricing for each is provided in Paragraph 10, Block Unit of Time Rates and
Table A, Service Delivery Blocks. Prices are applicable for work performed during the PPM within 50 miles of a Service
Location in accordance with Table D. Services performed beyond 50 miles from a Service Location are subject to excess travel provisions as identified in Paragraph 13.

10.       Block Unit of Time Rates

The rates shown below are to provide an Engineer of the appropriate skill set as identified in Table B at the Government's location for the block of time shown. These rates will not be reduced if the full amount of time is not required to perform the service ordered. When partial units of time are worked, the full unit of time rate will apply. If work required exceeds the block unit of time ordered, the next appropriate block of time must be forwarded in a delivery order to GTSI before work is completed.

Engineer Block Unit of Time Rates

Engineer Skill Set
Half Day (1)
Full Day (2)
Week (3)
Month (4)

Consulting Engineer

3273-119291
3273-119292
3273-119293

N/A (5)
$1,327
$6,633
$29,847

Project Engineer Enterprise
3273-119294
3273-119295
3273-119296
3273-119297

$527
$1,000
$4,885
$21,230
Senior Enterprise Systems
Engineer
3273-119298
3273-119299
3273-119300
3273-119301

$425
$804
$3,931
$17,090
Senior Network Systems
Engineer
3273-119302
3273-119303
3273-119304
3273-119305

$379
$717
$3,506
$15,240

Network Systems Engineer
3273-119306
3273-119307
3273-119308
3273-119309

$324
$614
$3,000
$13,037

Network Engineer
3273-119310
3273-119311
3273-119312
3273-119313

$221
$419
$2,047
$8,898

(1) A half day is defined as four hours of time at the Government's location.
(2) A full day is defined as nine hours of time at the Government's location, less breaks and a meal period.
(3) A week is defined as five full days of time at the Government's location.
(4) A month is defined as the number of full PPM work days in a calendar month at the Government's location, or if not ordered on an even calendar month basis, 22 full days and one half day at the Government's location.
(5)  N/A means this skill set is not offered for this block unit of time.

11.       Service Delivery Block Rates

When Service is ordered by Service Delivery Block, the Block prices shown in Table A shall apply. Prices shown are for one
Engineer per Service Delivery Block.

12.       Service Outside of the Principal Period of Service (PPS)

Service performed outside of the Principal Period of Service (PPS) will be charged outside the scope of this contract. In no event will services outside the scope of this contract be performed without prior authorization from the Government to GTSI in the form of a delivery order to GTSI.


13.       Excess Travel

Block Unit of Time Rates includes an allowance for local travel time and expenses based upon a 50-mile local service area around the Service Locations in Table D. For service beyond 50 miles from an Table D Service Location, excess travel time is defined as the actual travel time in excess of 1.5 hours allowance (the estimated average travel time within 50 mile local service area) and is to be included in the calculation of time spent at customer location. For instance, if the excess travel time totals 2 hours for a Full Day Block - the engineer will spend 2 hours less on site completing the service call, maintaining the overall total for the Full Day Block consistent at 8 hours.

For service delivery requested beyond reasonable one day, round trip, ground travel from an Table D Service Location, travel surcharges shall apply in an amount equal to the actual and reasonable increased cost of travel and labor outside the scope of this contract.

14.       Milestone Payments

In the event that a task performed under this Program continues for more than 30 days, GTSI will invoice the Government for the Block Unit of Time Rates performed during the previous month or, in the case of Service Delivery Blocks, for the percentage of completion attained during the previous month.


TABLE A
GTSI SERVICE OFFERINGS

GTSI (or its designee) shall perform all services called for in the Statement of Work in accordance with one of the Service
Offerings contained in this section. All services performed assume the end-user equipment support infrastructure (for example, the network architecture, topology, protocols in use, power, cabling, wiring, the general conditions of the surrounding environment, etc.) is fully installed and functional and sufficient to support the specific services requested. All services assume equipment supported has been purchased through GTSI within 30 days of the time service is ordered. Services on equipment which has not been purchased from GTSI or purchased from GTSI more than 30 days prior to time of service being ordered is obtained by ordering the appropriate Configuration Assessment. All services described herein do not include provision of any parts nor do they include removal of packaging material or trash from the user location. All services must be ordered in accordance with this Program and require pre-approval and acceptance by GTSI. Each equipment item serviced must be located within 20 feet of the final service location. See Table C for a list of supported network operating systems.

1.   Network File Server Integration

GTSI's Network Engineers will, at GTSI's integration facility, assemble and integrate all purchased internal server hardware components. This includes memory, fixed disks, internal tape backup units, and network interface cards.
This service also includes installation of the Supported network operating system, creation of default accounts, and telephone technical support during the first 30 days following the completion of the server installation. Contact
GTSI's Professional Services Group for a list of Supported operating systems.

          Part Number  975-SERV-INT                              $223.00

1.1  On-site Uplift

GTSI will perform the above service at the customer's designated location, within a 50-mile radius of Washington, DC. For server installations outside of the Washington, DC area, this server on-site uplift must be purchased as well as all travel and per diem expenses must be prepaid by the customer. Travel and per diem expenses will be purchased outside the scope of this contract.

          Part Number 975-SERV-INT-SITE                          $446.00

1.2  Customization Uplift

This service will be performed either at GTSI's facility or at the customer's designated location (if 1.1 "On-site Uplift" is purchased). GTSI will perform up to four hours of pre-approved customization to Supported network server, such as additional user setup or applications installation.

          Part Number 975-SERV-INT-CUST                     $297.00

2.   Network Applications Server Integration

GTSI's Network Engineers will, at GTSI's integration facility, assemble and integrate all purchased internal server hardware components required for the applications server to function at its default parameters. This includes memory, fixed disks, internal tape backup units, and network interface cards. This service also includes installation of the Supported network operating system, if required; installation of the Supported application (i.e. Internet
Software, SQL software, Network Management Software, Communications Gateway Software, etc.); creation of default accounts and technical telephone support during the first 30 days following the completion of the applications server installation. Contact GTSI's Professional Services Group for a list of Supported operating systems and applications.

          Part Number 975-APPSSERV-INT                           $670.00

2.1  On-site Uplift

GTSI will perform the above service at the customer's designated location, within a 50-mile radius of Washington, DC. For server installations outside of the Washington, DC area, this server on-site uplift must be purchased as well as all travel and per diem expenses must be prepaid by the customer. Travel and per diem expenses will be purchased outside the scope of this contract.

          Part Number 975-APPSSERV-INT-SITE                      $446.00


2.2  Customization Uplift

This service will be performed either at GTSI's facility or at the customer's designated location (if 2.1 "On-site
Uplift" is purchased). GTSI will perform up to four hours of pre-approved customization to a Supported network server, such as additional user setup or applications installation.

          Part Number  975-APPSSERV-INT-CUST                     $297.00

3.   Network Node Installation

This service is performed at the customer's designated location, within a 50 mile radius of Washington, DC, for up to 5 network nodes. Network node installation includes integration of the network interface card in the personal computer, resolution of hardware conflicts, connection of the personal computer to the existing LAN, and creation of boot disk or file for network login. This service does not include applications support at the personal computer.

          Part Number 975-NODE-INT                          $372.00

3.1  Customization Uplift

GTSI network engineers will perform up to 5 hours of pre-approved customization to Supported network nodes, such as additional application troubleshooting or applications installation.

          Part Number 975-NODE-INT-CUST                     $372.00

4.   Network Peripheral Device Installation

This service is performed at the customer's designated location, within a 50-mile radius of Washington, DC.
GTSI's network engineer will, in conjunction with a server installation, install supported external peripheral components such as storage devices or shared printers in conjunction with a network file server integration with on-site uplift. Contact GTSI's Professional Services Group for a list of Supported peripherals.

          Part Number 975-PERIPH-INT                             $148.00

5.   Network Communications Device Installation

This service is performed at the customer's designated location, within a 50-mile radius of Washington, DC.
GTSI's network engineers will install a Supported network communications device, such as a router, switch, or intelligent hub in the customer's existing network center or wiring closet. This service does not include network cabling. Contact GTSI's Professional Services Group for a list of Supported network communications devices.

          Part Number 975-COMDEV-INT                             $1,489.00

6.   Network Study or Needs Analysis

GTSI's Professional Services Group will perform a pre-approved network study or needs analysis according to a customer/GTSI negotiated Statement of Work. This service will typically include conducting up to 5 individual 1 hour interviews for network use and needs information; analyzing existing network traffic, if applicable;
researching appropriate technical solutions; and presenting a written document and a verbal presentation outlining
GTSI's recommendations.

          Part Number 975-STUDY                                  $14,895

7.   Communications On-site Support Per Hour

GTSI's Professional Services Organization will provide on-site communications support by a Communications
Engineer on an hourly basis (2 hour minimum) in the Washington, DC area. Statement of work must be pre-approved by the Professional Services Organization.

          Part Number 975-COMM-HR                           $149


TABLE B
SKILLS SET

Personnel with the following skill sets will be used by GTSI (or its designee) for this program.

Consulting Engineer (CEE):

Minimum/General Experience- The CE usually has more than five years experience in systems business consulting and expertise on systems architecture and network-related topologies and solutions. In addition, a minimum seven of years job experience in the information systems field, and three years experience in information technology design are required to qualify for this position.

Functional Responsibility- This individual is responsible for high-level consulting, focusing on Microsoft or similar networking products and services to customers within a given focus area, normally on a national scale. This individual identifies and resolves project issues. The CE delivers briefings, status reports, presentations, and milestone deliverables to clients. Through reading, hands-on work, and attendance at briefings and conferences, this person maintains a current understanding of technical issues. The CE maintains relationships with vendor personnel, as a resource for obtaining current information about products, strategies, and approaches. This individual must also demonstrate the ability to professionally deliver and document project materials, "gap" analysis, systems designs and white papers.

Minimum Education- The CE typically requires a BS degree in Computer Science, systems engineering or related field.
Microsoft MCSE certification or equivalent experience in installation, configuration and administration of Microsoft networking products is required. Successful completion of formalized project management education and a minimum of two years experience in process improvement or re-engineering activities.

Project Engineer, Enterprise (PEE):

Minimum/General Experience- The position of PE typically requires 3-5 years experience in technical project management and LAN/WAN integration implementation as well as certification in each of the primary connectivity vendors and the majority of operating systems. The PE must have expert knowledge of servers and sub systems, bridges, routers, and gateways. Expert understanding of risk management, problem management, and rollout support and supervision are also required. Advanced understanding of complex integration, mainframe connectivity, disaster recovery, network analyzing and tuning, messaging services, LAN / Wan design, and network management are necessary.

Functional Responsibility- The PE is responsible for designing complex LAN/WAN integration projects, focusing on Microsoft or similar networking products and services. The PE has excellent project management skills applicable to medium to large projects. The PE manages technical aspects of a project, and provides leadership and guidance to team members as well as the client. This individual reviews operating systems configurations, provides support for remote engineers during rollout projects, and creates training handbooks for remote users. The individual develops skills to plan and manage client needs in operating system arena, including Windows NT Server, Back Office, Windows 95, Novell NetWare, and others.

Minimum Education- This position usually requires a BS degree in computer science, systems engineering or related field - or a strong equivalent combination of training and experience. Microsoft MCSE certification or equivalent experience in installation, configuration and administration of Microsoft networking products is required. This individual must possess a working knowledge of multiple protocols such as ATM, ISDN, Frame Relay, SMDS, T1, Fractional T1, FDDI, and CDPD.

Senior Enterprise Systems Engineer (SESE):

Minimum/General Experience- The SESE position requires 3-5 years experience in LAN/WAN network installations. In addition, it requires certification in each of the primary connectivity vendors and advanced knowledge of multiple Network
Operating Systems and protocols. The Senior Enterprise Systems Engineer is required to demonstrate advanced knowledge of servers, bridges, gateways, and routers. This individual possesses advanced knowledge of mainframe connectivity, disaster recovery, LAN analyzing and tuning, email, network management, and LAN/WAN Design.

Functional Responsibility- The SESE is responsible for medium and large installations, focusing on Microsoft or similar networking products and services. This individual provides technical expertise in communications and LAN/WAN networking installations, consults to clients regarding complex systems implementation, and acts in a lead capacity to more junior engineers.
Duties for this position include leading integration projects of significant complexity, resolving problems requiring technical expertise, and advising clients on the necessary technology to achieve their LAN/WAN and connectivity goals. The SESE assists in design and development of LAN and WANs. The SESE participates in systems design, configuration, implementation and planning. In addition, this individual estimates systems engineering services and provides leadership and guidance to project teams. The SESE also conducts training programs to clients or junior engineers in the operation and maintenance of products.


Minimum Education- This position typically requires a BS degree in computer science, systems engineering or related field.
Microsoft MCSE certification or equivalent experience in installation, configuration and administration of Microsoft networking products is required.

Senior Network Systems Engineer (SNSE):

Minimum/General Experience- The SNSE must have 2-3 years experience in network installations, and advanced knowledge of servers and subsystems, bridges and gateways, protocols, LAN design, LAN analyzing and tuning, communications, connectivity, and disaster recovery. The individual must demonstrate a working knowledge of Routers.

Functional Responsibility- The SNSE is responsible for small, medium and some large LAN/WAN network installation projects, focusing on Microsoft or similar networking products and services. This individual provides technical advice and assistance in communications and networking, supports clients regarding installation, maintenance, and repairs, and contributes to project implementation. The SNSE installs and updates Local Area Networks (LAN) and Wide Area Network (WAN) operating systems. This individual performs lead technical role on projects, and provides supervision and direction to project team members. The SNSE maintains certification with networking technology vendors, and improves self-knowledge by reading trade journals and attending vendor activities.

Minimum Education- For this position, a BS degree in computer science, systems engineering or related field is preferred. A degree may be replaced by very strong experience and training in the field. The position typically requires certification in two or more networking technologies or networking operating systems, and primary connectivity vendors. Microsoft MCSE certification or active participation in training program toward MCSE certification is required.

Network Systems Engineer (NSE):

Minimum/General Experience- The NSE must demonstrate comprehensive knowledge of hardware configuration, troubleshooting, and repair as well as in-depth knowledge of memory management. In addition, the NSE must possess knowledge of network operating systems, and network technology installation and configuration. The NSE must demonstrate advanced knowledge of workstations, hubs, bridges, network printers and servers, as well as advanced knowledge of network administration, and integration. In addition, the NSE must have a working knowledge of protocols and disaster recovery.

Functional Responsibility- The NSE is responsible for small to medium network installations, focusing on Microsoft or similar networking products and services. The NSE installs, configures, troubleshoots and repairs Local Area Networks (LANs), and analyzes systems to ensure that the network set up is complete. This individual provides LAN administration, network applications and LAN problem determination support to clients.

Minimum Education- This Position typically requires a BS degree in computer science or systems engineering, or certification from a school of technical training. The position also requires certifications in at least one network operating system or network technology (two preferred) and the relevant hardware/software, or active participation in training program toward such certifications. Active participation in training program toward MCSE certification is recommended.

Network Engineer (NE):

Minimum/General Experience- The NE must demonstrate strong skills with regard to stand-alone and networked workstations and printers, including the ability to configure a workstation from start to finish. Comprehensive knowledge of hardware configuration, troubleshooting and repair as well as in-depth knowledge of memory management is required. The NE must posses a working knowledge of hubs, bridges, and servers, and advanced knowledge of at least two operating systems, as well as familiarity with network protocols.

Functional Responsibility- The NE installs Local Area Networks (LANs) and troubleshoots network workstations, installs computer systems and related peripherals, and participates in configuration and administration of LANs, focusing on Microsoft or similar networking products and services. Duties of the Network Engineer also include delivery of end-user desktop support for both Operating Systems and Applications to Clients.

Minimum Education- This Position typically requires a BS degree in computer science or systems engineering, or certification from a school of technical training or equivalent combination of training and experience. Active participation in training program toward MCSE certification is recommended.


TABLE C
GTSI SUPPORTED PRODUCTS


This table includes lists of the operating systems/network operating systems and hardware products that GTSI (or its designee) supports within the scope, and subject to the terms and conditions, of this Program Description.

GTSI (or its designee) Supported Operating Systems/Network Operating Systems:

GTSI (or its designee) supports Microsoft DOS, Windows, version 3.x and 95, Windows NT, and Windows NT Advanced
Server, BackOffice, including SQL Server, SNA Server, Internet Server, SMS, Exchange Server, Novel Netware, Novell
Groupwise, Lotus Notes and Banyan.

GTSI (or its designee) Supported Hardware Products:

GTSI (or its designee) supports desktop personal computers containing Intel 80x86, Motorola 68000 series, and IBM/Motorola
PowerPC processor platforms, as well as all related desktop components, including modems, disk drives, monitor, keyboard, mouse, network interface card (Token Ring, Ethernet, Arcnet only), CD-ROM drive, sound card, motherboard, internal power supply, tape backup drives.

GTSI (or its designee) supports network servers containing Intel 80x86, Motorola 68000 series, and IBM/Motorola PowerPC processor platforms. Supported LAN/WAN equipment includes communication hubs, repeaters, bridges, routers, print servers, communication servers, tape backup drives. We also support HP LaserJet printer platform, including laser printer "clones" with print volume speed up to 25 pages per minute and dot matrix, line and band printers designed for desktop or PC network connections. High-speed (mainframe) laser printers are not supported, and software or equipment not contained in the above categories is not supported.

GTSI (or its designee)'s ability to provide support on the above equipment is contingent upon the availability of technical documentation and manufacturer's telephone help line. Support for other items can be provided upon mutual agreement with assistance from Customer for training and technical assistance.



TABLE D
SERVICER LOCATIONS


City      Branch Location         State   City               Branch
Location  State
Albany
Albany
NY
Memphis
Memphis
TN
Atlanta
Atlanta
GA
Milwaukee
New Berlin
WI
Boston
Boston
MA
New York
New York
NY
Buffalo
Amherst
NY
Oakland
Oakland
CA
Central Florida
Maitland
FL
Philadelphia
King of Prussia
PA
Charlotte
Charlotte
NC
Phoenix
Phoenix
AZ
Chicago
Wooddale
IL
Pittsburgh
Pittsburgh
PA
Cincinnati
Cincinnati
OH
Plymouth
Plymouth
MN
Cleveland
Cleveland
OH
Portland
Portland
OR
Columbia
Columbia
SC
Richmond
Glen Allen
VA
Columbus
Columbus
OH
Rochester
Rochester
NY
Dallas
Irving
TX
Rocky Hill
Rocky Hill
CT
Dayton
Miamisburg
OH
Sacramento
Rancho Cordova
CA
Denver
Greenwood Village
CO
San Antonio / Austin
San Antonio
TX
Detroit
Bingham Farms
MI
Seattle
Seattle
WA
Elmwood Park
Elmwood Park
NJ
South Florida
Ft. Lauderdale
FL
Hawaii
Honolulu
HI
St. Louis
St. Louis
MO
Houston
Houston
TX
Stamford
Stamford
CT
Indianapolis
Indianapolis
IN
Syracuse
Syracuse
NY
Kansas City
Lenexa
KS
Toledo
Toledo
OH
Los Angeles
LaPalma
CA
Washington, DC
Vienna
VA



Waltham
Waltham
MA

The above locations are subject to change from time to time with notice from GTSI to the Government.

  APPENDIX I
ENHANCED WARRANTY SERVICE PROGRAM


1.   Services to be Provided

GTSI (or its designee) will provide to Government customers on-site and depot parts and labor covered maintenance services during the Principal Period of Maintenance (PPM) as described in this section.

2.  Individual Equipment Item Service Delivery Ordering and Duration

Service may be ordered at time of product sale by the Government or at any time thereafter within the original OEM warranty period for that item. Warranty services ordered at the time of product sale by the Government are effective immediately. Service ordered after the delivery of a covered product will be effective after a 15 working day waiting period, will have a service effective date retroactive to the original equipment delivery date, and shall not be subject to a price pro-ration or discount.

When the Government orders warranty service, relevant information is to be provided to contain sufficient end-user and equipment data to enable GTSI to deliver service. The duration of service for each item of equipment will be one, three, or five years, dependent upon the service period option ordered by the Government as described in this section, always starting from the original ship date of the equipment.

3.  Depot Support Procedures

Laptop, notebook computers, and other items of equipment as may be designated in the Enhanced Warranty pricelists will be repaired using this Program's depot repair procedure. At the time of the service call, GTSI (or its designee) will instruct the Government to return the product to a GTSI (or designee) depot. This process will be at no expense to the Government. Upon receipt at the depot, a depot engineer will determine whether the defective equipment is defective as a result of normal wear and tear, which is supported under this Enhanced Warranty Service Program; or defective due to misuse, which is service outside the scope of this contract. If the defect is not due to misuse, the defective unit will be repaired at the depot center and will be returned to the Government. The average turnaround for depot service is three to five business days after receipt of the item at the depot. No loaned equipment is supplied under this Program.

Equipment malfunctions due to improper connection or installation of external devices; maintenance of external devices not purchased under this contract (such as CD-ROM drives and tape backup drives) and defects due solely to Government fault or negligence are considered service outside the scope of work of this Program. In this situation the Government may elect to have the equipment repaired at the rates outlined in paragraph 17 or have the depot engineer return the equipment.

4.  Principle Period of Maintenance (PPM)

Service calls will be received by GTSI (or its designee) and responded to during standard PPM hours, which shall be 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, excluding Government holidays.

5.  OEM Warranty

This Program does not cover equipment that does not come with an OEM service warranty.

6.  Response Time / Repair Time

Response time shall be elected by the Government when service is originally ordered. The response time options are same day, next business day, or two-business day response. Repair time shall be the day following the response time. Same day response calls must be received by GTSI (or its designee) by 4:00 p.m. local time.
All responses by GTSI (or its designee) may be telephonic, at the option of GTSI (or its designee). All repair and response times are during the PPM.

7.  End-user Locations Supported

GTSI (or its designee) will provide support to all end-users located in the 48 contiguous continental United States as well as Alaska and Hawaii. Rates are based upon the linear distance in miles from the end-user's location to the nearest Service
Delivery Point (see Table 2 of this Appendix).


8.  Service Delivery Points

Service Delivery Points are shown at Table 2. These locations are subject to update by GTSI.

9.  Equipment To Be Supported

GTSI (or its designee) will support all equipment configurations listed in Table 3, Supported Equipment List, exactly as described in that list. Any equipment not listed in this table is not supported within the scope of this contract. GTSI will update this list from time to time as necessary. The list indicates whether the equipment is supported by on-site or depot services. GTSI will not sell Enhanced Warranty Service in conjunction with PCs generally designated by the manufacturer to be "server models."

10.  Customer Retention of Parts

This Program requires that GTSI retain broken and/or defective parts. From time to time data security or other requirements may necessitate that the Government retain parts. In instances where the Government must retain a replaced component, the entire service call shall become billable outside the scope of this program at the rates shown in paragraph 17.

11.  Software Reloads

Repairs do not include reload of application or operating system software (with the exception of DOS). The Government end-user is responsible for reload of all network and desktop operating systems, application software, and data. GTSI (or its designee) will provide these services, if requested, at rates outside the scope of this contract.

12.  Installation of Equipment

 At the request of the Government, GTSI (or its designee) will install or move equipment purchased from GTSI outside the scope of this program at the rates shown in paragraph 17.

13.  Preventative Maintenance

Covered maintenance for equipment does not include any preventative maintenance services as described by the OEM.
Preventative maintenance services are defined to include installation of preventative maintenance kits, printer cleaning and adjustments of paper feed mechanisms.

14.  Enhanced Warranty Service Pricing

Covered maintenance pricing for on site and depot warranty services are shown in Table 1. These prices are for warranty service within 100 miles of a Service Delivery Point (see Table 2) or at the GTSI (or its designee) depot as appropriate.

15.  Warranty Service Uplift For Service Beyond 100 Miles

Covered maintenance enhanced warranty service beyond 100 miles, but less than 200 miles, from a Service Delivery Point (see
Table 2) shall be subject to a uplift factor of 200%. Service beyond 200 miles from a Service Delivery Point (see Table 2) shall be subject to an uplift of 400%. These uplift factors shall be applied to the prices shown in Table 1.

16.  Extended PPM Services

GTSI offers extended PPM services as a means of extending the number of days per week and/or the number of hours per day of PPM coverage. This service option provides the same response and repairs times as regular coverage, and is available for all equipment. The following uplift factors should be applied to the price for the covered equipment item to extend the service PPM.
The Extended PPM services are only available to customers within 100 miles of a Service Delivery Point listed in Table 2.

PPM Coverage Desired
9 Hours PPM
24 Hours (PPM)
Monday - Friday
Standard
111%1
Monday - Sunday
108%2
122%3


1   Twenty-four-hour PPM, Monday through Friday, except Government holidays.
2 Nine-hour PPM from 8:00 a.m. to 5:00 p.m. local time, Monday through Sunday, except Government holidays.
3  Twenty-four-hour PPM, Monday through Sunday, except Government holidays


17.  Service Outside the Scope of this Program

All service outside the scope of this program performed during the standard PPM by a GTSI (or its designee) field engineer shall be at the rate of $89.00 per hour with a two hour minimum, billed portal to portal. All service outside the scope of this program performed outside the standard PPM by a GTSI (or its designee) field engineer shall be billed at the rate of $161.00 per hour with a two hour minimum, billed portal to portal. Parts shall be priced at a 10% discount from list pricing. GTSI (or its designee) will not perform work outside the scope of this program without a delivery order from the Government customer.

18.  Government Holidays

Government recognized holidays are listed below.
New Year's Day
January 1st
Martin Luther King Day
Third Monday in January
President's Day
Third Monday in February
Memorial Day
Fourth Monday in May
Independence Day
July 4th
Labor Day
First Monday in September
Columbus Day
Second Monday in October
Veterans Day
November 11th
Thanksgiving Day
Fourth Thursday in November
Christmas Day
December 25th

In the event that a holiday should fall on a Saturday, the Government holiday will be considered to be the Friday preceding the actual holiday. In those instances when a holiday falls on a Sunday, the Government holiday will be considered to be the following Monday.

19.  Additional Terms and Conditions

GTSI assumes no security clearances or escorts are required to perform these Enhanced Warranty Services.









APPENDIX I


TABLE 1   -   ENHANCED WARRANTY SERVICE PRICING

APPLE EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-119314
3273-119315
3273-119316
3273-119317
3273-119318
3273-119319
3273-119320
3273-119321
3273-118903


$130
$106
$96
$372
$303
$274
$592
$487
$443

2

Desktop System #2
3273-118904
3273-118905
3273-118906
3273-118907
3273-118908
3273-118909
3273-118910
3273-118911
3273-118912


$106
$87
$78
$304
$248
$224
$482
$397
$361

3

8MB Memory
3273-119385
3273-119386
3273-119387
3273-119388
3273-119389
3273-119390
3273-119391
3273-119392
3273-119393


$7
$5
$5
$19
$15
$14
$31
$25
$23

4

Additional Hard Drive
3273-119394
3273-119395
3273-119375
3273-119376
3273-119377
3273-119378
3273-119379
3273-119380
3273-119381


$24
$19
$18
$68
$55
$50
$110
$91
$82

5

CD-ROM
3273-119382
3273-119383
3273-119384
3273-119322
3273-119323
3273-119324
3273-119325
3273-119326
3273-119327


$17
$14
$13
$49
$40
$36
$79
$65
$59

6

14"-16" Monitor
3273-119328
3273-119329
3273-119330
3273-119331
3273-119332
3273-119333
3273-119334
3273-119335
3273-119336


$20
$17
$15
$58
$48
$43
$94
$78
$71

7

17" Monitor
3273-119337
3273-119338
3273-119339
3273-119340
3273-119341
3273-119342
3273-119343
3273-119344
3273-119345


$24
$19
$18
$68
$55
$50
$110
$91
$82

8

Above 17" Monitor
3273-119346
3273-119347
3273-119348
3273-119349
3273-119350
3273-119351
3273-119352
3273-119353
3273-119354


$41
$33
$30
$117
$95
$86
$189
$155
$141

9

Tape Backup
3273-119355
3273-119356
3273-119357
3273-119358
3273-119359
3273-119360
3273-119361
3273-119362
3273-119363


$41
$33
$30
$117
$95
$86
$189
$155
$141

10

Laser Printer, 1-8 ppm
3273-119364
3273-119365
3273-119366
3273-119367
3273-119368
3273-119369
3273-119370
3273-119371
3273-119372


$67
$61
$56
$191
$176
$160
$317
$294
$270

11

Laser Printer, 9-16 ppm
3273-119373
3273-119374
3273-119396
3273-119397
3273-119398
3273-119399
3273-119400
3273-119401
3273-119402


$133
$123
$112
$382
$351
$321
$634
$587
$541

12

Laser Printer, 17-24 ppm
3273-119403
3273-119404
3273-119405
3273-119406
3273-119407
3273-119408
3273-119409
3273-119410
3273-119411


$267
$246
$224
$763
$702
$642
$1,268
$1,175
$1,082


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-9. Items 3-9 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-9 are ordered, the total price of service includes all prices of the items ordered from categories 3-9 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.

Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.

AST EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-119412
3273-119413
3273-119414
3273-119415
3273-119416
3273-119417
3273-119418
3273-119419
3273-119420


$86
$68
$61
$246
$195
$173
$483
$393
$356

2

Desktop System #2
3273-119421
3273-119422
3273-119423
3273-119424
3273-119425
3273-119426
3273-119427
3273-119428
3273-119429


$73
$58
$52
$208
$165
$148
$399
$325
$295

3

8MB Memory
3273-119430
3273-119431
3273-119432
3273-119433
3273-119434
3273-119435
3273-119436
3273-119437
3273-119438


$4
$3
$3
$11
$8
$7
$24
$19
$17

4

Additional Hard Drive
3273-119439
3273-119440
3273-119441
3273-119442
3273-119443
3273-119444
3273-119445
3273-119446
3273-119447


$13
$10
$9
$38
$29
$26
$84
$68
$61

5

CD-ROM
3273-119448
3273-119449
3273-119450
3273-119451
3273-119452
3273-119453
3273-119454
3273-119455
3273-119456


$10
$7
$6
$27
$21
$18
$60
$48
$44

6

14"-16" Monitor
3273-119457
3273-119458
3273-119459
3273-119460
3273-119461
3273-119462
3273-119463
3273-119464
3273-119465


$21
$18
$16
$61
$50
$46
$97
$80
$73

7

17" Monitor
3273-119466
3273-119467
3273-119468
3273-119469
3273-119470
3273-119471
3273-119472
3273-119473
3273-119474


$25
$21
$19
$71
$59
$53
$113
$93
$85

8

Above 17" Monitor
3273-119475
3273-119476
3273-119477
3273-119478
3273-119479
3273-119480
3273-119481
3273-119482
3273-119483


$43
$35
$32
$122
$101
$92
$193
$160
$146


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-8. Items 3-8 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-8 are ordered, the total price of service includes all prices of the items ordered from categories 3-8 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.
Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.


COMPAQ EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-119484
3273-119485
3273-119486
3273-119487
3273-119488
3273-119489
3273-119490
3273-119491
3273-119492


$101
$81
$73
$288
$233
$210
$519
$426
$387

2

Desktop System #2
3273-119493
3273-119494
3273-119495
3273-119496
3273-119497
3273-119498
3273-119499
3273-119500
3273-119501


$77
$62
$56
$220
$178
$160
$409
$336
$305

3

8MB Memory
3273-119502
3273-119503
3273-119504
3273-119505
3273-119506
3273-119507
3273-119508
3273-119509
3273-119510


$4
$3
$3
$12
$10
$9
$25
$21
$19

4

Additional Hard Drive
3273-119511
3273-119512
3273-119513
3273-119514
3273-119515
3273-119516
3273-119517
3273-119518
3273-119519


$14
$11
$10
$41
$32
$29
$87
$70
$64

5

CD-ROM
3273-119520
3273-119521
3273-119522
3273-119523
3273-119524
3273-119525
3273-119526
3273-119527
3273-119528


$10
$8
$7
$29
$23
$20
$62
$50
$46

6

14"-16" Monitor
3273-119529
3273-119530
3273-119531
3273-119532
3273-119533
3273-119534
3273-119535
3273-119536
3273-119537


$21
$17
$15
$59
$48
$43
$95
$78
$71

7

17" Monitor
3273-119538
3273-119539
3273-119540
3273-119541
3273-119542
3273-119543
3273-119544
3273-119545
3273-119546


$24
$20
$18
$69
$56
$51
$111
$91
$83

8

Above 17" Monitor
3273-119547
3273-119548
3273-119549
3273-119550
3273-119551
3273-119552
3273-119553
3273-119554
3273-119555


$41
$34
$30
$118
$96
$87
$189
$156
$142

9

Tape Backup
3273-119556
3273-119557
3273-119558
3273-119559
3273-119560
3273-119561
3273-119562
3273-119563
3273-119364


$27
$22
$20
$78
$62
$56
$155
$127
$115


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-9. Items 3-9 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-9 are ordered, the total price of service includes all prices of the items ordered from categories 3-9 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.

Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.


  HP EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-119565
3273-119566
3273-119567
3273-119568
3273-119569
3273-119570
3273-119571
3273-119572
3273-119573


$81
$63
$56
$233
$181
$160
$471
$381
$344

2

Desktop System #2
3273-118687
3273-118688
3273-118689
3273-118690
3273-118691
3273-118692
3273-118693
3273-118694
3273-118695


$67
$52
$46
$191
$148
$130
$384
$310
$280

4

Additional Hard Drive
3273-118696
3273-118697
3273-118698
3273-118699
3273-118700
3273-118701
3273-118702
3273-118703
3273-118704


$25
$21
$19
$72
$60
$54
$114
$94
$86

5

CD-ROM
3273-118705
3273-118706
3273-118707
3273-118708
3273-118709
3273-118710
3273-118711
3273-118712
3273-118713


$18
$15
$14
$52
$43
$39
$81
$67
$61

6

14"-16" Monitor
3273-118714
3273-118715
3273-118716
3273-118717
3273-118718
3273-118719
3273-118720
3273-118721
3273-118722


$22
$18
$16
$62
$51
$47
$98
$81
$74

7

17" Monitor
3273-118723
3273-118724
3273-118725
3273-118726
3273-118727
3273-118728
3273-118729
3273-118730
3273-118731


$25
$21
$19
$73
$60
$55
$114
$94
$86

8

Above 17" Monitor
3273-118732
3273-118733
3273-118734
3273-118735
3273-118736
3273-118737
3273-118738
3273-118739
3273-118740


$44
$36
$33
$125
$103
$94
$195
$162
$148

9

Tape Backup
3273-118741
3273-118742
3273-118743
3273-118744
3273-118745
3273-118746
3273-118747
3273-118748
3273-118749


$43
$35
$32
$122
$100
$91
$193
$159
$145

10

Laser Printer, 1-8 ppm
3273-118750
3273-118751
3273-118752
3273-118753
3273-118754
3273-118755
3273-118756
3273-118757
3273-118758


$73
$68
$62
$208
$193
$178
$332
$309
$286

11

Laser Printer, 9-16 ppm
3273-118759
3273-118760
3273-118761
3273-118762
3273-118763
3273-118764
3273-118765
3273-118766
3273-118767


$146
$135
$124
$416
$386
$356
$664
$618
$571

12

Laser Printer, 17-24 ppm
3273-118768
3273-118769
3273-118770
3273-118771
3273-118772
3273-118773
3273-118774
3273-118775
3273-118776


$265
$244
$222
$757
$697
$636
$1,263
$1,170
$1,077


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-8. Items 3-8 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-8 are ordered, the total price of service includes all prices of the items ordered from categories 3-8 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.

Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.


IBM EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-118777
3273-118778
3273-118779
3273-118780
3273-118781
3273-118782
3273-118783
3273-118784
3273-118785


$71
$53
$45
$203
$151
$130
$445
$356
$318

2

Desktop System #2
3273-118786
3273-118787
3273-118788
3273-118789
3273-118790
3273-118791
3273-118792
3273-118793
3273-118794


$61
$46
$40
$175
$132
$114
$370
$296
$266

3

8MB Memory
3273-118795
3273-118796
3273-118797
3273-118798
3273-118799
3273-118800
3273-118801
3273-118802
3273-118803


$3
$2
$2
$8
$5
$4
$21
$17
$15

4

Additional Hard Drive
3273-118804
3273-118805
3273-118806
3273-118807
3273-118808
3273-118809
3273-118810
3273-118811
3273-118812


$10
$7
$5
$28
$19
$15
$75
$59
$52

5

CD-ROM
3273-118813
3273-118814
3273-118815
3273-118816
3273-118817
3273-118818
3273-118819
3273-118820
3273-118821


$7
$5
$4
$20
$14
$11
$54
$42
$37

6

14"-16" Monitor
3273-118822
3273-118823
3273-118824
3273-118825
3273-118826
3273-118827
3273-118828
3273-118829
3273-118830


$8
$6
$5
$24
$16
$13
$64
$51
$45

7

17" Monitor
3273-118831
3273-118832
3273-118833
3273-118834
3273-118835
3273-118836
3273-118837
3273-118838
3273-118839


$10
$7
$5
$28
$19
$15
$75
$59
$52

8

Above 17" Monitor
3273-118840
3273-118841
3273-118842
3273-118843
3273-118844
3273-118845
3273-118846
3273-118847
3273-118848


$17
$11
$9
$48
$33
$27
$129
$101
$90

9

Tape Backup
3273-118849
3273-118850
3273-118851
3273-118852
3273-118853
3273-118854
3273-118855
3273-118856
3273-118857


$19
$14
$12
$55
$40
$34
$135
$107
$96


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-9. Items 3-9 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-9 are ordered, the total price of service includes all prices of the items ordered from categories 3-9 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.

Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.


  LEXMARK EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

10

Laser Printer, 1-8 ppm
3273-118858
3273-118859
3273-118860
3273-118861
3273-118862
3273-118863
3273-118864
3273-118865
3273-118866


$73
$67
$62
$208
$193
$178
$332
$309
$285

11

Laser Printer, 9-16 ppm
3273-118867
3273-118868
3273-118869
3273-118870
3273-118871
3273-118872
3273-118873
3273-118874
3273-118875


$135
$125
$114
$387
$357
$327
$639
$592
$546

12

Laser Printer, 17-24 ppm
3273-118876
3273-118877
3273-118878
3273-118879
3273-118880
3273-118881
3273-118882
3273-118883
3273-118884


$263
$242
$220
$751
$691
$630
$1,258
$1,165
$1,072

14
Dot Matrix Printer,
<300 cps
3273-118885
3273-118886
3273-118887
3273-118888
3273-118889
3273-118890
3273-118891
3273-118892
3273-118893


$56
$46
$41
$161
$130
$118
$285
$234
$213

15
Dot Matrix Printer,
300-600 cps
3273-118894
3273-118895
3273-118896
3273-118897
3273-118898
3273-118899
3273-118900
3273-118901
3273-118902


$92
$74
$66
$262
$211
$190
$431
$353
$320


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.



NEC EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-118913
3273-118914
3273-118915
3273-118916
3273-118917
3273-118918
3273-118919
3273-118920
3273-118921


$86
$68
$60
$247
$194
$171
$483
$392
$354

2

Desktop System #2
3273-118922
3273-118923
3273-118924
3273-118925
3273-118926
3273-118927
3273-118928
3273-118929
3273-118930


$64
$49
$43
$184
$141
$124
$378
$305
$274

5

CD-ROM
3273-118931
3273-118932
3273-118933
3273-118934
3273-118935
3273-118936
3273-118937
3273-118938
3273-118939


$16
$13
$12
$46
$38
$35
$76
$64
$58

6

14"-16" Monitor
3273-118940
3273-118941
3273-118942
3273-118943
3273-118944
3273-118945
3273-118946
3273-118947
3273-118948


$19
$16
$14
$54
$45
$41
$90
$75
$69

7

17" Monitor
3273-118949
3273-118950
3273-118951
3273-118952
3273-118953
3273-118954
3273-118955
3273-118956
3273-118957


$22
$18
$17
$63
$52
$48
$106
$88
$80

8

Above 17" Monitor
3273-118958
3273-118959
3273-118960
3273-118961
3273-118962
3273-118963
3273-118964
3273-118965
3273-118966


$35
$29
$26
$101
$82
$75
$175
$144
$132

10

Laser Printer, 1-8 ppm
3273-118967
3273-118968
3273-118969
3273-118970
3273-118971
3273-118972
3273-118973
3273-118974
3273-118975


$77
$72
$66
$220
$205
$190
$342
$319
$296

11

Laser Printer, 9-16 ppm
3273-118976
3273-118977
3273-118978
3273-118979
3273-118980
3273-118981
3273-118982
3273-118983
3273-118984


$154
$143
$133
$440
$409
$379
$684
$638
$591


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-6. Items 3-6 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-6 are ordered, the total price of service includes all prices of the items ordered from categories 3-6 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.

Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.


OKIDATA EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

10

Laser Printer, 1-8 ppm
3273-118985
3273-118986
3273-118987
3273-118988
3273-118989
3273-118990
3273-118991
3273-118992
3273-118993


$73
$68
$62
$208
$193
$178
$332
$309
$286

15
Dot Matrix Printer,
300-600 cps
3273-118994
3273-118995
3273-118996
3273-118997
3273-118998
3273-118999
3273-119000
3273-119001
3273-119002


$102
$84
$77
$292
$241
$220
$457
$379
$346

16
Dot Matrix Printer,
>600 cps
3273-119003
3273-119004
3273-119005
3273-119006
3273-119007
3273-119008
3273-119009
3273-119010
3273-119011


$303
$250
$228
$866
$716
$653
$1,355
$1,124
$1,027


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.


ZENITH EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-119012
3273-119013
3273-119014
3273-119015
3273-119016
3273-119017
3273-119018
3273-119019
3273-119020


$109
$90
$82
$313
$257
$234
$540
$448
$409

2

Desktop System #2
3273-119021
3273-119022
3273-119023
3273-119024
3273-119025
3273-119026
3273-119027
3273-119028
3273-119029


$84
$69
$63
$240
$197
$179
$426
$353
$322

3

8MB Memory
3273-119030
3273-119031
3273-119032
3273-119033
3273-119034
3273-119035
3273-119036
3273-119037
3273-119038


$5
$4
$4
$14
$11
$10
$26
$22
$20

4

Additional Hard Drive
3273-119039
3273-119040
3273-119041
3273-119042
3273-119043
3273-119044
3273-119045
3273-119046
3273-119047


$17
$14
$12
$48
$39
$35
$92
$76
$70

5

CD-ROM
3273-119048
3273-119049
3273-119050
3273-119051
3273-119052
3273-119053
3273-119054
3273-119055
3273-119056


$12
$10
$9
$34
$28
$25
$66
$55
$50

6

14"-16" Monitor
3273-119057
3273-119058
3273-119059
3273-119060
3273-119061
3273-119062
3273-119063
3273-119064
3273-119065


$22
$18
$16
$63
$52
$47
$98
$81
$74

7

17" Monitor
3273-119066
3273-119067
3273-119068
3273-119069
3273-119070
3273-119071
3273-119072
3273-119073
3273-119074


$26
$21
$19
$73
$60
$55
$114
$95
$87

8

Above 17" Monitor
3273-119075
3273-119076
3273-119077
3273-119078
3273-119079
3273-119080
3273-119081
3273-119082
3273-119083


$44
$36
$33
$125
$103
$94
$196
$162
$148

9

Tape Backup
3273-119084
3273-119085
3273-119086
3273-119087
3273-119088
3273-119089
3273-119090
3273-119091
3273-119092


$30
$24
$22
$85
$70
$64
$161
$133
$122


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-9. Items 3-9 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-9 are ordered, the total price of service includes all prices of the items ordered from categories 3-9 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.

Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.


NEXAR EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

1

Desktop System #1
3273-119093
3273-119094
3273-119095
3273-119096
3273-119097
3273-119098
3273-119099
3273-119100
3273-119101


$116
$97
$89
$332
$277
$254
$557
$464
$425

2

Desktop System #2
3273-119102
3273-119103
3273-119104
3273-119105
3273-119106
3273-119107
3273-119108
3273-119109
3273-119110


$89
$75
$68
$256
$213
$195
$440
$367
$336

3

8MB Memory
3273-119111
3273-119112
3273-119113
3273-119114
3273-119115
3273-119116
3273-119117
3273-119118
3273-119119


$5
$4
$4
$15
$13
$12
$28
$23
$21

4

Additional Hard Drive
3273-119120
3273-119121
3273-119122
3273-119123
3273-119124
3273-119125
3273-119126
3273-119127
3273-119128


$18
$15
$14
$53
$44
$40
$97
$81
$74

5

CD-ROM
3273-119129
3273-119130
3273-119131
3273-119132
3273-119133
3273-119134
3273-119135
3273-119136
3273-119137


$13
$11
$10
$38
$31
$29
$69
$58
$53

6

14"-16" Monitor
3273-119138
3273-119139
3273-119140
3273-119141
3273-119142
3273-119143
3273-119144
3273-119145
3273-119146


$23
$19
$17
$65
$55
$50
$100
$84
$77

7

17" Monitor
3273-119147
3273-119148
3273-119149
3273-119150
3273-119151
3273-119152
3273-119153
3273-119154
3273-119155


$27
$22
$20
$76
$64
$58
$117
$98
$89

8

Above 17" Monitor
3273-119156
3273-119157
3273-119158
3273-119159
3273-119160
3273-119161
3273-119162
3273-119163
3273-119164


$46
$38
$35
$131
$109
$100
$201
$167
$153

9

Tape Backup
3273-119165
3273-119166
3273-119167
3273-119168
3273-119169
3273-119170
3273-119171
3273-119172
3273-119173


$32
$26
$24
$91
$75
$69
$166
$138
$127


NOTES:

See Table 3 for detailed definitions of covered equipment.

Prices shown are for equipment made by the manufacturer.

All items may be ordered independently of each other with the exception of items 3-9. Items 3-9 must be ordered in conjunction with items 1 or 2 and must be installed and configured when placed under enhanced warranty. When items 3-9 are ordered, the total price of service includes all prices of the items ordered from categories 3-9 plus item 1 or 2 as appropriate.

Items 1 & 2 above may include modems, NIC cards, hard drives, memory and CD-ROMs from manufacturers other than the OEM.

Prices for generic equipment (i.e. equipment from manufacturers other than the OEM listed) are found in the Generic Equipment
Warranty Services Pricelist. Generic equipment may be ordered as additions to items 1 & 2 by adding the appropriate prices from the Generic Equipment Warranty Services Pricelist.

RAM may only be ordered in 8mb increments.

Items 1 & 2 are eligible for enhanced warranty support only as described in paragraph 9 of the Extended Warranty Services terms and conditions in Appendix I.


GENERIC EQUIPMENT WARRANTY SERVICES PRICING



COVERAGE PERIOD OPTIONS


ONE YEAR
THREE YEARS
FIVE YEARS
Equipment
Item
Number


EQUIPMENT

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

SAME
DAY

NEXT
DAY

TWO
DAY

17

8MB Memory
3273-119174
3273-119175
3273-119176
3273-119177
3273-119178
3273-119179
3273-119180
3273-119181
3273-119182


$8
$6
$6
$22
$18
$17
$33
$28
$26

18

Additional Hard Drive
3273-119183
3273-119184
3273-119185
3273-119186
3273-119187
3273-119188
3273-119189
3273-119190
3273-119191


$27
$22
$20
$76
$64
$58
$117
$98
$89

19

CD-ROM
3273-119192
3273-119193
3273-119194
3273-119195
3273-119196
3273-119197
3273-119198
3273-119199
3273-119200


$19
$16
$15
$55
$45
$42
$84
$70
$64

20

14"-16" Monitor
3273-119201
3273-119202
3273-119203
3273-119204
3273-119205
3273-119206
3273-119207
3273-119208
3273-119209


$23
$19
$17
$65
$55
$50
$100
$84
$77

21

17" Monitor
3273-119210
3273-119211
3273-119212
3273-119213
3273-119214
3273-119215
3273-119216
3273-119217
3273-119218


$27
$22
$20
$76
$64
$58
$117
$98
$89

22

Above 17" Monitor
3273-119219
3273-119220
3273-119221
3273-119222
3273-119223
3273-119224
3273-119225
3273-119226
3273-119227


$46
$38
$35
$131
$109
$100
$201
$167
$153

23

Tape Backup
3273-119228
3273-119229
3273-119230
3273-119231
3273-119232
3273-119233
3273-119234
3273-119235
3273-119236


$46
$38
$35
$131
$109
$100
$201
$167
$153


NOTES - All pricing above is subject to the following:

See Table 3 for detailed definitions of covered equipment.

Items above may be ordered ONLY as additions to equipment items 1 or 2 shown on the OEM specific pricelists.

When the above items are ordered as additions, the total price of service includes all prices of the items ordered from the above categories plus item 1 or 2 from one of the OEM specific pricelists, as appropriate.

LAPTOP EQUIPMENT WARRANTY SERVICES PRICING



DEPOT ONLY
EQUIPMENT
ONE YEAR
THREE YEAR

Apple
3273-119237
3273-119238

$61
$183

AST
3273-119239
3273-119240

$61
$183

Compaq
3273-119241
3273-119242

$61
$183

Hewlett-Packard
3273-119243
3273-119244

$61
$183

IBM
3273-119245
3273-119246

$61
$183

NEC
3273-119247
3273-119248

$61
$183

Panasonic
3273-119249
3273-119250

$61
$183

Toshiba
3273-119251
3273-119252

$61
$183



NOTES - All pricing above is subject to the following:

See Table 3 for detailed definitions of covered equipment.

Pricing is for depot repair service.

One-year price is available for all laptops listed.

Three-year price is available only when underlying OEM warranty for parts and labor is of three years duration.

 TABLE 2  - SERVICE DELIVERY POINTS

Major City
Location
Birmingham, AL
Birmingham, AL
Mobile, AL
Mobile, AL
Little Rock, AR
Little Rock, AR
Phoenix, AZ
Phoenix, AZ
Tucson, AZ
Tucson, AZ
Yuma, AZ
Yuma, AZ
Fresno, CA
Fresno, CA
Los Angeles, CA
La Palma, CA
Sacramento, CA
Rancho Cordova, CA
San Diego, CA
San Diego, CA
San Francisco, CA
Oakland, CA
Colorado Springs, CO
Colorado Springs, CO
Englewood, CO
Englewood, CO
Fort Collins, CO
Fort Collins, CO
Hartford, CT
Hartford, CT
Rocky Hill, CT
Rocky Hill, CT
Stamford, CT
Stamford, CT
Baltimore, DC
Jessup, MD
Washington, DC
Vienna, VA
Jacksonville, FL
Jacksonville, FL
Miami, FL
Fort Lauderdale, FL
Orlando, FL
Maitland, FL
Tampa, FL
Tampa, FL
Albany, GA
Albany, GA
Atlanta, GA
Atlanta, GA
Columbus, GA
Columbus, GA
Macon, GA
Macon, GA
Savannah, GA
Savannah, GA
Honolulu, HI
Honolulu, HI
Des Moines, IA
Des Moines, IA
Chicago, IL
Wood Dale, IL
Evansville, IN
Evansville, IN
Fort Wayne, IN
Fort Wayne, IN
Indianapolis, IN
Indianapolis, IN
Kansas City, KS
Shawnee Mission, KS
Wichita, KS
Wichita, KS
Louisville, KY
Louisville, KY
New Orleans, LA
Metairie, LA
Boston, MA
Waltham, MA
Boston, MA
Boston, MA
Leominster, MA
Leominster, MA
Portland, ME
Portland, ME
Detroit, MI
Dearborn, MI
Grand Rapids, MI
Grand Rapids, MI
Lansing, MI
Lansing, MI
Saginaw, MI
Saginaw, MI
Southfield, MI
Southfield, MI
Minneapolis, MN
Minneapolis, MN
Saint Louis, MO
Saint Louis, MO
Jackson, MS
Jackson, MS
Charlotte, NC
Charlotte, NC
Greensboro, NC
Greensboro, NC
Raleigh, NC
Raleigh, NC
Omaha, NE
Omaha, NE
Patterson, NJ
Elmwood Park, NJ
Albuquerque, NM
Albuquerque, NM
Las Vegas, NV
Las Vegas, NV
Reno, NV
Reno, NV
Albany, NY
Albany, NY
Buffalo, NY
Buffalo, NY
Long Island, NY
Smithtown, NY
New York, NY
New York, NY
Rochester, NY
Rochester, NY
Syracuse, NY
Syracuse, NY
Cincinnati, OH
Cincinnati, OH
Cleveland, OH
Cleveland, OH
Columbus, OH
Columbus, OH
Dayton, OH
Miamisburg, OH
Toledo, OH
Toledo, OH
Oklahoma City, OK
Oklahoma City, OK
Tulsa, OK
Tulsa, OK
Portland, OR
Portland, OR
Allentown, PA
Allentown, PA
Philadelphia, PA
King Of Prussia, PA
Pittsburgh, PA
Pittsburgh, PA
Charleston, SC
Charleston, SC
Columbia, SC
Columbia, SC
Sioux Falls, SD
Sioux Falls, SD
Knoxville, TN
Knoxville, TN
Memphis, TN
Memphis, TN
Nashville, TN
Nashville, TN
Austin, TX
Austin, TX
Beaumont, TX
Beaumont, TX
Dallas, TX
Irving, TX
El Paso, TX
El Paso, TX
Houston, TX
Houston, TX
Longview, TX
Longview, TX
Lubbock, TX
Lubbock, TX
San Antonio, TX
San Antonio, TX
Salt Lake City, UT
Salt Lake City, UT
Norfolk, VA
Virginia Beach, VA
Richmond, VA
Glen Allen, VA
Roanoke, VA
Roanoke, VA
Redmond, WA
Redmond, WA
Spokane, WA
Spokane, WA
Milwaukee, WI
Waukesha, WI

TABLE 3 - SUPPORTED EQUIPMENT LIST

On-site warranty services are offered for the equipment listed in the table below:

Item
#
Equipment
Maximum Configuration
1
OEM's Desktop System 1
Pentium 200mhz CPU  (Apple: Power PC 604, 180mhz)


2.5 GB HDD


32MB RAM


NIC Card


14-17" Monitor


CD-ROM (Single Disk)


Internal Modem (28.8)
2
OEM's Desktop System 2
Pentium 200mhz CPU  (Apple: Power PC 604, 180mhz)


2.5 GB HDD


32MB RAM


NIC Card


CD-ROM (Single Disk)


Internal Modem (28.8)
3
OEM's 8mb Memory
8MB RAM
4
OEM's Additional hard drive
2.5 GB HDD
5
OEM's CD-ROM
Single Disk
6
OEM's Monitor
Up to 16"
7
OEM's Monitor
17"
8
OEM's Monitor
Above 17"
9
OEM's Tape Backup (internal or external)
8GB Storage, Single Cassette
10
OEM's Laser Printer
1-8 pages per minute
11
OEM's Laser Printer
9-16 pages per minute
12
OEM's Laser Printer
17-24 pages per minute
13
OEM's Laser Printer
Greater than 24 pages per minute
14
OEM's Dot Matrix Printer
Up to 300 chrs/second
15
OEM's Dot Matrix Printer
300-600 chrs/second
16
OEM's Dot Matrix Printer
Greater than 600 chrs/second
17
Generic Memory (internal)
8MB RAM
18
Generic Hard Drive (internal or external)
2.5 GB HDD
19
Generic CD-ROM (internal or external)
Single Disk
20
Generic 14-16" Monitor

21
Generic 17" Monitor

22
Generic above 17" Monitor

23
Generic Tape Backup (internal)
8GB Storage, Single Cassette


Depot warranty services are offered for the laptop and notebook computer equipment listed in the table below:

Laptop and Notebook OEM's
Covered Configurations


Apple
All Internal Components
AST
All Internal Components
Compaq
All Internal Components
Hewlett-Packard
All Internal Components
IBM
All Internal Components
NEC
All Internal Components
Panasonic
All Internal Components
Toshiba
All Internal Components

GTSI's Contract #GS-35F-4120D      42